UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2016

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.15

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

February 10, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund (the “Fund”), for the semi-annual reporting period ended December 31, 2015. Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

Investment Objective and Policies

The Fund’s investment objective is to earn capital gains. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The

Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Although the Fund primarily invests in large-cap stocks, it may also invest in the stocks of mid-capitalization companies, which the Adviser defines, with respect to the Fund, as companies that have market capitalizations of $3 billion to $5 billion (“mid-cap”). Mid-cap stocks may be more volatile and less liquid than large-cap stocks.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment mandates to the Fund,

AB CONCENTRATED GROWTH FUND •	1

although some may have different investment policies and sales and management fees and fund expenses.

All share classes underperformed the benchmark for the six-month period, before sales charges. Versus the Lipper Average, Advisor Class shares, Class I and Class Z shares outperformed, while all other share classes underperformed. Top absolute contributors to performance included Precision Castparts, Priceline, Verisk Analytics, ADP and MasterCard. Sector selection was positive, due to an underweight position in the energy sector and an overweight position in the health care sector, relative to the benchmark. Stock selection was negative within the consumer discretionary sector. Top absolute detractors included Yum! Brands, Apple, Sensata Technologies, Ralph Lauren and Amphenol.

All class shares of the Fund underperformed the benchmark and the Lipper Average for the 12-month period, before sales charges. Top absolute contributors included Verisk Analytics, Quintiles, MasterCard, Zoetis and Ecolab. Sector selection was positive, as an underweight in the energy sector and an overweight in the technology sector contributed positively to performance, relative to the benchmark. Stock selection was negative. While stock selection within materials and industrials was positive, this was offset by negative security selection within consumer discretionary and technology. Top absolute detractors included Ralph Lauren, VF Corp, FMC Technologies, Sensata Technologies and Chipotle Mexican Grill.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

While equity markets posted positive returns during both periods, volatility emerged. In this environment, the Concentrated Growth Investment Team (the “Team”) remained focused on sustainably growing the underlying earnings power of the Fund. With improving gross domestic product, robust job gains, and strengthening wages, the Team believes the prospects for the US economy remain promising. In the Team’s view, this economic growth should drive continued but potentially more modest earnings growth over time. That said, the Team believes a selective investment approach is more appropriate, especially if margin gains are more limited in the next couple of years. The Team believes the Fund is well positioned for the current environment.

2	• AB CONCENTRATED GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB CONCENTRATED GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Concentrated Growth Fund
Class A	-2.18%	1.07%

Class C	-2.56%	0.31%

Advisor Class*	-2.03%	1.32%

Class R*	-2.29%	0.82%

Class K*	-2.18%	1.07%

Class I*	-2.03%	1.32%

Class Z*	-2.03%	1.32%

S&P 500 Index	0.15%	1.38%

Lipper Multi-Cap Growth Funds Average	-2.17%	2.51%

*    These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF DECEMBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.07%	-3.23%
Since Inception*	8.36%	5.83%

Class C Shares
1 Year	0.31%	-0.66%
Since Inception*	7.56%	7.56%

Advisor Class Shares†
1 Year	1.32%	1.32%
5 Years	12.80%	12.80%
10 Years	7.22%	7.22%

Class R Shares†
1 Year	0.82%	0.82%
Since Inception*	8.08%	8.08%

Class K Shares†
1 Year	1.07%	1.07%
Since Inception*	8.36%	8.36%

Class I Shares†
1 Year	1.32%	1.32%
Since Inception*	8.65%	8.65%

Class Z Shares†
1 Year	1.32%	1.32%
Since Inception*	8.61%	8.61%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.14%, 1.12%, 1.60%, 1.35%, 1.09% and 1.08% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 2/28/2014.

†	These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB CONCENTRATED GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.23%
Since Inception*	5.83%

Class C Shares
1 Year	-0.66%
Since Inception*	7.56%

Advisor Class Shares†
1 Year	1.32%
5 Years	12.80%
10 Years	7.22%

Class R Shares†
1 Year	0.82%
Since Inception*	8.08%

Class K Shares†
1 Year	1.07%
Since Inception*	8.36%

Class I Shares†
1 Year	1.32%
Since Inception*	8.65%

Class Z Shares†
1 Year	1.32%
Since Inception*	8.61%

*	Inception date: 2/28/2014.

†	These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB CONCENTRATED GROWTH FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.20	$6.02	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class C
Actual	$1,000	$974.40	$9.73	1.96%
Hypothetical**	$1,000	$1,015.28	$9.93	1.96%
Advisor Class
Actual	$1,000	$979.70	$4.78	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class R
Actual	$1,000	$977.10	$7.26	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Class K
Actual	$1,000	$978.20	$6.02	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class I
Actual	$1,000	$979.70	$4.78	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class Z
Actual	$1,000	$979.70	$4.68	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB CONCENTRATED GROWTH FUND •	7

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $358.0

TEN LARGEST HOLDINGS†

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Ecolab, Inc.	$23,625,875	6.6%
Quintiles Transnational Holdings, Inc.	23,511,381	6.6
Zoetis, Inc.	22,797,317	6.4
Amphenol Corp. – Class A	21,399,832	6.0
Abbott Laboratories	20,985,859	5.8
MasterCard, Inc. – Class A	20,502,945	5.7
Priceline Group, Inc. (The)	18,918,983	5.3
Automatic Data Processing, Inc.	18,510,473	5.2
VF Corp.	17,634,616	4.9
Verisk Analytics, Inc. – Class A	17,627,969	4.9
	$205,515,250	57.4%

*	All data are as of December 31, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB CONCENTRATED GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Information Technology – 25.4%
Electronic Equipment, Instruments & Components – 6.0%
Amphenol Corp. – Class A	409,723	$21,399,832

IT Services – 10.9%
Automatic Data Processing, Inc.	218,490	18,510,473
MasterCard, Inc. – Class A	210,589	20,502,945

		39,013,418

Software – 4.1%
ANSYS, Inc.(a)	157,198	14,540,815

Technology Hardware, Storage & Peripherals – 4.4%
Apple, Inc.	151,247	15,920,259

		90,874,324

Health Care – 23.7%
Biotechnology – 4.9%
Celgene Corp.(a)	146,748	17,574,541

Health Care Equipment & Supplies – 5.8%
Abbott Laboratories	467,287	20,985,859

Life Sciences Tools & Services – 6.6%
Quintiles Transnational Holdings, Inc.(a)	342,432	23,511,381

Pharmaceuticals – 6.4%
Zoetis, Inc.	475,737	22,797,317

		84,869,098

Consumer Discretionary – 21.0%
Hotels, Restaurants & Leisure – 7.3%
Chipotle Mexican Grill, Inc. – Class A(a)	18,380	8,819,643
Yum! Brands, Inc.	237,140	17,323,077

		26,142,720

Internet & Catalog Retail – 5.3%
Priceline Group, Inc. (The)(a)	14,839	18,918,983

Textiles, Apparel & Luxury Goods – 8.4%
Ralph Lauren Corp.	111,770	12,460,119
VF Corp.	283,287	17,634,616

		30,094,735

		75,156,438

Industrials – 13.2%
Electrical Equipment – 8.3%
AMETEK, Inc.	237,618	12,733,949
Sensata Technologies Holding NV(a)	371,564	17,114,238

		29,848,187

Professional Services – 4.9%
Verisk Analytics, Inc. – Class A(a)	229,292	17,627,969

		47,476,156

AB CONCENTRATED GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.6%
Chemicals – 6.6%
Ecolab, Inc.	206,556	$23,625,875

Financials – 4.8%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	519,625	17,111,251

Consumer Staples – 3.3%
Household Products – 3.3%
Colgate-Palmolive Co.	178,671	11,903,062

Total Common Stocks (cost $344,097,712)		351,016,204

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.30%(b)(c) (cost $12,769,164)	12,769,164	12,769,164

Total Investments – 101.6% (cost $356,866,876)		363,785,368
Other assets less liabilities – (1.6)%		(5,759,616)

Net Assets – 100.0%		$358,025,752

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

10	• AB CONCENTRATED GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $344,097,712)	$351,016,204
Affiliated issuers (cost $12,769,164)	12,769,164
Receivable for capital stock sold	2,920,417
Receivable for investment securities sold	536,234
Dividends and interest receivable	285,497

Total assets	367,527,516

Liabilities
Payable for investment securities purchased	8,560,449
Payable for capital stock redeemed	596,992
Advisory fee payable	237,516
Transfer Agent fee payable	23,107
Distribution fee payable	22,017
Administrative fee payable	13,695
Accrued expenses and other liabilities	47,988

Total liabilities	9,501,764

Net Assets	$358,025,752

Composition of Net Assets
Capital stock, at par	$1,312
Additional paid-in capital	350,249,355
Accumulated net investment loss	(249,576)
Accumulated net realized gain on investment transactions	1,106,169
Net unrealized appreciation on investments	6,918,492

$358,025,752

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,548,730	1,049,169	$27.21	*

C	$20,979,971	781,841	$26.83

Advisor	$262,326,806	9,599,840	$27.33

R	$34,969	1,291.24	$27.08

K	$86,602	3,183	$27.21

I	$25,790	943	$27.35

Z	$46,022,884	1,684,008	$27.33

*	The maximum offering price per share for Class A shares was $28.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	11

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,504,931
Affiliated issuers	4,756	$1,509,687

Expenses
Advisory fee (see Note B)	1,227,966
Distribution fee—Class A	23,850
Distribution fee—Class C	79,184
Distribution fee—Class R	46
Distribution fee—Class K	72
Transfer agency—Class A	3,947
Transfer agency—Class C	3,329
Transfer agency—Advisor Class	47,761
Transfer agency—Class R	6
Transfer agency—Class K	14
Transfer agency—Class I	2
Transfer agency—Class Z	3,938
Custodian	57,948
Registration fees	37,925
Administrative	25,032
Legal	19,323
Audit and tax	16,641
Printing	11,371
Directors’ fees	10,452
Miscellaneous	4,270

Total expenses		1,573,077

Net investment loss		(63,390)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		5,321,173
Net change in unrealized appreciation/depreciation of investments		(11,087,344)

Net loss on investment transactions		(5,766,171)

Net Decrease in Net Assets from Operations		$(5,829,561)

See notes to financial statements.

12	• AB CONCENTRATED GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(63,390)	$(249,344)
Net realized gain on investment transactions	5,321,173	7,671,365
Net change in unrealized appreciation/depreciation of investments	(11,087,344)	8,300,783

Net increase (decrease) in net assets from operations	(5,829,561)	15,722,804
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(628,838)	(96,573)
Class C	(574,644)	(80,799)
Advisor Class	(7,302,389)	(2,366,806)
Class R	(1,002)	(317)
Class K	(2,424)	(317)
Class I	(734)	(320)
Class Z	(1,294,334)	(874,981)
Capital Stock Transactions
Net increase	121,814,813	176,434,293

Total increase	106,180,887	188,736,984
Net Assets
Beginning of period	251,844,865	63,107,881

End of period (including accumulated net investment loss of ($249,576) and ($186,186), respectively )	$358,025,752	$251,844,865

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Concentrated Growth Fund. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases

14	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the “Predecessor Fund” Board of Trustees and shareholders, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund as of the close of business on February 28, 2014 (the “Reorganization”). As part of the Reorganization, shareholders of the Predecessor Fund received Advisor Class shares of the Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund as of February 28, 2014. The event was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the Advisor Class financial highlights reflect the financial information of the Predecessor Fund through February 28, 2014.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB CONCENTRATED GROWTH FUND •	15

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

16	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$351,016,204		$	– 0	–	$	– 0	–	$351,016,204
Short-Term Investments	12,769,164			– 0	–		– 0	–	12,769,164

Total Investments in Securities	363,785,368			– 0	–		– 0	–	363,785,368
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$363,785,368		$	– 0	–	$	– 0	–	$363,785,368

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

AB CONCENTRATED GROWTH FUND •	17

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

AB CONCENTRATED GROWTH FUND •	19

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Redemption Fees

Prior to the Reorganization, the Predecessor Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period from January 1, 2014 through February 28, 2014, there were no redemption fees imposed. For the years ended December 31, 2013 and December 31, 2012, the Predecessor Fund received $1 and $9 in redemption fees, respectively.

9. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30. Accordingly, the Advisor Class financial highlights reflect the six months from January 1, 2014 to June 30, 2014.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the management fee until October 31, 2016. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until October 31, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. Prior to February 28, 2014, the Predecessor Fund’s Adviser, WPS Advisors, Inc., agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.23% of daily net assets. For the six months ended December 31, 2015, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2015, the reimbursement for such services amounted to $25,032.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

20	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization, UMB Fund Services, Inc. was the Transfer Agent. Such compensation retained by ABIS amounted to $29,766 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,353 from the sale of Class A shares and received $973 and $3,734 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$2,428	$77,110	$66,769	$12,769	$5

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $62,332, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs

AB CONCENTRATED GROWTH FUND •	21

Notes to Financial Statements

reimbursed by the Fund in the amounts of $155,802, $-0- and $-0- for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Prior to the Reorganization, IMST Distributors, LLC was the Distributor. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$141,843,732		$35,486,776
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$16,435,837
Gross unrealized depreciation	(9,517,345)

Net unrealized appreciation	$6,918,492

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment

22	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

Class A
Shares sold	636,913	543,820		$17,745,888		$15,195,992

Shares issued in reinvestment of distributions	18,528	3,516		513,393		95,300

Shares redeemed	(88,182)	(67,557)		(2,457,639)		(1,910,660)

Net increase	567,259	479,779		$15,801,642		$13,380,632

Class C
Shares sold	435,813	378,795		$12,041,451		$10,464,660

Shares issued in reinvestment of distributions	18,795	2,804		513,848		75,566

Shares redeemed	(48,767)	(7,377)		(1,353,973)		(208,464)

Net increase	405,841	374,222		$11,201,326		$10,331,762

Advisor Class
Shares sold	3,622,753	6,238,315		$102,181,518		$172,690,899

Shares issued in reinvestment of distributions	237,527	84,367		6,610,381		2,290,571

Shares redeemed	(984,662)	(992,409)		(27,744,779)		(27,790,815)

Net increase	2,875,618	5,330,273		$81,047,120		$147,190,655

Class R
Shares sold	864	– 0	–	$24,659	$	– 0	–

Shares issued in reinvestment of distributions	25	– 0	–(a)	684		– 0	–

Net increase	889	– 0	–	$25,343	$	– 0	–

AB CONCENTRATED GROWTH FUND •	23

Notes to Financial Statements

	Shares				Amount
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015		Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015

Class K
Shares sold	2,704		– 0	–	$74,031		$	– 0	–

Shares issued in reinvestment of distributions	76		– 0	–(a)	2,106			– 0	–

Net increase	2,780		– 0	–	$76,137		$	– 0	–

Class I
Shares sold	522		– 0	–	$14,959		$	– 0	–

Shares issued in reinvestment of distributions	14		– 0	–(a)	413			– 0	–

Shares redeemed	– 0	–	(1,002,000)		– 0	–		(27,484,860)

Net increase (decrease)	536		(1,002,000)		$15,372			$(27,484,860)

Class Z
Shares sold	506,190		1,171,230		$14,333,421			$32,212,632

Shares issued in reinvestment of distributions	46,502		30,545		1,294,147			829,303

Shares redeemed	(69,963)		(899)		(1,979,695)			(25,831)

Net increase	482,729		1,200,876		$13,647,873			$33,016,104

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any singe economic, political or regulatory occurrence.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

24	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 10, 2014. The Fund did not utilize the Facility during the six months ended December 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,200,078	$	– 0	–
Long-term capital gains	2,220,035		530,359

Total distributions paid	$3,420,113		$530,359

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$6,269,218
Accumulated capital and other losses	(804,805	)(a)
Unrealized appreciation/(depreciation)	17,944,598	(b)

Total accumulated earnings/(deficit)	$23,409,011

(a)	At June 30, 2015, the Fund had a qualified late-year ordinary loss deferral of $186,186 and a short-term capital loss deferral of $618,619. These losses are deemed to arise on July 1, 2015.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

AB CONCENTRATED GROWTH FUND •	25

Notes to Financial Statements

NOTE I

Stock Split

The Predecessor Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.61	$ 26.26		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	(.03)	(.10	)(c)	(.01	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.58)	3.24		1.42

Net increase (decrease) in net asset value from operations	(.61)	3.14		1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 27.21	$ 28.61		$ 26.26

Total Return
Total investment return based on net asset value(d)	(2.18)%	12.12%		5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,548	$13,785		$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%^	1.24%		1.24	%^
Expenses, before waivers/reimbursements	1.21%^	1.39%		2.58	%^
Net investment income (loss)	(.23 )%^	(.37	)%(c)	(.20	)%(c)^
Portfolio turnover rate	12%	23%		17%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.33	$ 26.20		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	(.14)	(.32	)(c)	(.05	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.57)	3.24		1.40

Net increase (decrease) in net asset value from operations	(.71)	2.92		1.35

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 26.83	$ 28.33		$ 26.20

Total Return
Total investment return based on net asset value(d)	(2.56)%	11.29%		5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,980	$10,652		$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.96%^	1.99%		1.99	%^
Expenses, before waivers/reimbursements	1.96%^	2.14%		3.54	%^
Net investment income (loss)	(.97 )%^	(1.15	)%(c)	(.93	)%(c)^
Portfolio turnover rate	12%	23%		17%

See footnote summary on page 33.

28	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015		Six Months Ended June 30, 2014(e)		Year Ended December 31,
							2013		2012		2011		2010

Net asset value, beginning of period	$ 28.69		$ 26.28		$ 25.80		$ 18.91		$ 16.32		$ 16.19	(f)	$ 14.41	(f)

Income From Investment Operations
Net investment income (loss)(b)	.00	(g)	(.04	)(c)	(.01	)(c)	(.03	)(c)	(.06	)(c)	(.07	)(c)	(.05	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.57)		3.24		1.04		6.92		2.65		.20		1.87

Net increase (decrease) in net asset value from operations	(.57)		3.20		1.03		6.89		2.59		.13		1.82

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)		(.79)		(.55)		– 0	–	– 0	–	– 0	–	(.04)

Redemption Fees	– 0	–	– 0	–	– 0	–	.00	(g)	.00	(g)	.00	(g)	.00	(g)

Net asset value, end of period	$ 27.33		$ 28.69		$ 26.28		$ 25.80		$ 18.91		$ 16.32		$ 16.19

Total Return
Total investment return based on net asset value(d)	(2.03)%		12.34%		4.11%		36.44%		15.87%		.82%		12.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$262,327		$192,909		$36,630		$25,170		$18,433		$16,557		$18,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96	%^	.99%		1.06	%^	1.23%		1.23%		1.32%		1.49%
Expenses, before waivers/reimbursements	.96	%^	1.12%		2.26	%^	1.90%		1.93%		2.01%		1.94%
Net investment income (loss)	.02	%^	(.13	)%(c)	(.06	)%(c)^	(.14	)%(c)	(.30	)%(c)	(.42	)%(c)	(.37	)%(c)
Portfolio turnover rate	12%		23%		17%		42%		34%		37%		27%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.51	$ 26.24		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	(.07)	(.17	)(c)	(.03	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.57)	3.23		1.42

Net increase (decrease) in net asset value from operations	(.64)	3.06		1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 27.08	$ 28.51		$ 26.24

Total Return
Total investment return based on net asset value(d)	(2.29)%	11.82%		5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%^	1.49%		1.49	%^
Expenses, before waivers/reimbursements	1.46%^	1.60%		2.79	%^
Net investment income (loss)	(.52 )%^	(.62	)%(c)	(.41	)%(c)^
Portfolio turnover rate	12%	23%		17%

See footnote summary on page 33.

30	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.61	$ 26.26		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	(.03)	(.10	)(c)	(.01	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.58)	3.24		1.42

Net increase (decrease) in net asset value from operations	(.61)	3.14		1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 27.21	$ 28.61		$ 26.26

Total Return
Total investment return based on net asset value(d)	(2.18)%	12.12%		5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87	$12		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%^	1.24%		1.24	%^
Expenses, before waivers/reimbursements	1.21%^	1.35%		2.58	%^
Net investment income (loss)	(.21 )%^	(.38	)%(c)	(.15	)%(c)^
Portfolio turnover rate	12%	23%		17%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.71	$ 26.28		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	.00 (g)	(.02	)(c)	(.02	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.57)	3.24		1.45

Net increase (decrease) in net asset value from operations	(.57)	3.22		1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 27.35	$ 28.71		$ 26.28

Total Return
Total investment return based on net asset value(d)	(2.03)%	12.42%		5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26	$12		$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96%^	.99%		.99	%^
Expenses, before waivers/reimbursements	.96%^	1.09%		1.95	%^
Net investment income (loss)	.01%^	(.07	)%(c)	(.27	)%(c)^
Portfolio turnover rate	12%	23%		17%

See footnote summary on page 33.

32	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 28.69	$ 26.28		$ 24.85

Income From Investment Operations
Net investment income (loss)(b)	.00 (g)	(.04	)(c)	.01	(c)
Net realized and unrealized gain (loss) on investment transactions	(.57)	3.24		1.42

Net increase (decrease) in net asset value from operations	(.57)	3.20		1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)		– 0	–

Net asset value, end of period	$ 27.33	$ 28.69		$ 26.28

Total Return
Total investment return based on net asset value(d)	(2.03)%	12.34%		5.75%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$46,023	$34,464		$11
Ratio to average net assets of:
Expenses, net of waivers	.94%^	.99%		.99	%^
Expenses, before waivers	.94%^	1.08%		2.25	%^
Net investment income (loss)	.03%^	(.15	)%(c)	.09	%(c)^
Portfolio turnover rate	12%	23%		17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(f)	The Predecessor Fund had a 10-1 stock split with ex and payable dates of May 2, 2011 (See Note J). The per share table has been adjusted for the earlier periods presented to reflect the stock split.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	33

Financial Highlights

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James Tierney(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James Tierney.

34	• AB CONCENTRATED GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Concentrated Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed in April 23, 2015 and discussed with the Board of Directors in May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

AB CONCENTRATED GROWTH FUND •	35

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining. ”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee	Net Assets 3/31/15 ($MIL)
Concentrated Growth Fund	1.00% of average daily net assets[5]	$207.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $39,474 (0.115% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser after March 1, 2016 upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Fund’s gross expense ratios for the most recent semi-annual period:6

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The Adviser has agreed to waive 0.20% effective until March 1, 2016.

6	Semi-annual total expense ratios are unaudited.

36	• AB CONCENTRATED GROWTH FUND

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio		Fiscal Year End
Concentrated Growth Fund	Advisor Class A Class C Class R Class K Class I Class Z	0.99 1.24 1.99 1.49 1.24 1.35 0.99	% % % % % % %	1.10 1.37 2.11 1.64 1.35 1.09 1.10	% % % % % % %	June 30 (ratios as of December 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

AB CONCENTRATED GROWTH FUND •	37

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.8

Portfolio	Net Assets 03/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)
Concentrated Growth Fund	$207.6	Concentrated Growth Fund 0.80% on 1st $50 million 0.70% on next $50 million 0.60% on the balance Minimum account size: $50m	0.672%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Concentrated U.S. Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Concentrated Growth Fund	Concentrated U.S. Equity Portfolio
	Class A	1.60%
	Class I (Institutional)	0.80%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs. ” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

38	• AB CONCENTRATED GROWTH FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Concentrated Growth Fund[13]	1.000	0.825	13/14
pro-forma[14]	0.800	0.825	5/14

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a portfolio had the lowest effective fee rate in the Lipper peer group.

13	The Portfolio’s EG includes the Portfolio, five other Multi-Cap Growth (“MLGE”) funds, and eight Large-Cap Growth (“LCGE”) funds.

14	Pro-forma contractual management fee reflects the Portfolio’s 20 basis points advisory fee waiver, effective until March 1, 2016.

AB CONCENTRATED GROWTH FUND •	39

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Concentrated Growth Fund[17],[18]	1.240	1.266	6/14	1.240	34/69

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

16	Total expense ratios shown are for the Portfolio’s Class A shares.

17	The Portfolio’s EU includes the Portfolio, EG, and all other MLGE and LCGE funds, excluding outliers.

18	The Portfolio’s total expense ratio reflects the 20 basis points advisory fee waiver, since the waiver was in effect throughout the Portfolio’s fiscal year.

40	• AB CONCENTRATED GROWTH FUND

earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio, and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $60, $107 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $4,321 in fees from the Portfolio.

The Portfolio did not affect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”)

AB CONCENTRATED GROWTH FUND •	41

derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.19,20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

42	• AB CONCENTRATED GROWTH FUND

of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings22 of the Portfolio relative to its
Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the period ended February 28, 2015.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Concentrated Growth Fund
1 year	17.23	8.91	10.33	1/6	7/87

22	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

23	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

AB CONCENTRATED GROWTH FUND •	43

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2015 Annualized Performance
	1	Since	Annualized		Risk Period (Year)
	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Concentrated Growth Fund	17.23	17.23	11.02	1.50	1
S&P 500 Index	15.51	15.51	8.23	1.72	1
Inception Date: February 28, 2014

CONCLUSION:

The Senior Officer recommended that the Directors consider asking the Adviser to extend the effective date of the advisory fee waiver, or make it permanent, and to add breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

44	• AB CONCENTRATED GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB CONCENTRATED GROWTH FUND •	45

AB Family of Funds

NOTES

46	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	47

NOTES

48	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	49

NOTES

50	• AB CONCENTRATED GROWTH FUND

NOTES

AB CONCENTRATED GROWTH FUND •	51

NOTES

52	• AB CONCENTRATED GROWTH FUND

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CG-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.90	$6.35	1.30%
Hypothetical**	$1,000	$1,018.50	$6.60	1.30%
Class C
Actual	$1,000	$940.70	$10.00	2.05%
Hypothetical**	$1,000	$1,014.93	$10.38	2.05%
Advisor Class
Actual	$1,000	$944.60	$5.13	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.8

*	All data are as of December 31, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Assa Abloy AB – Class B	$91,685	5.0%
Reckitt Benckiser Group PLC	83,274	4.5
ARM Holdings PLC	80,478	4.4
Roche Holding AG	74,819	4.0
Prudential PLC	73,221	4.0
Merlin Entertainments PLC	70,470	3.8
FANUC Corp.	68,916	3.7
HDFC Bank Ltd. (ADR)	62,216	3.4
ASML Holding NV	62,196	3.4
Lenovo Group Ltd.	60,551	3.3
	$727,826	39.5%

*	Long-term investments.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Information Technology – 21.6%
Electronic Equipment, Instruments & Components – 4.7%
Ingenico Group SA	383	$48,343
Murata Manufacturing Co., Ltd.	260	37,409

		85,752

Internet Software & Services – 3.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	740	60,140

IT Services – 2.6%
Worldpay Group PLC(a)(b)	10,649	48,242

Semiconductors & Semiconductor Equipment – 7.7%
ARM Holdings PLC	5,280	80,478
ASML Holding NV	700	62,196

		142,674

Technology Hardware, Storage & Peripherals – 3.3%
Lenovo Group Ltd.	60,000	60,551

		397,359

Industrials – 19.1%
Building Products – 7.4%
Assa Abloy AB – Class B	4,380	91,685
Daikin Industries Ltd.	610	44,421

		136,106

Electrical Equipment – 2.8%
Nidec Corp.	700	50,761

Machinery – 3.7%
FANUC Corp.	400	68,916

Professional Services – 3.1%
Adecco SA (REG)(a)	840	57,492

Trading Companies & Distributors – 2.1%
Ashtead Group PLC	2,407	39,614

		352,889

Consumer Discretionary – 17.7%
Automobiles – 2.7%
Suzuki Motor Corp.	1,600	48,614

Hotels, Restaurants & Leisure – 7.0%
Accor SA	1,340	58,035
Merlin Entertainments PLC(b)	10,510	70,470

		128,505

Internet & Catalog Retail – 2.2%
Vipshop Holdings Ltd. (ADR)(a)	2,670	40,771

4	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 2.0%
B&M European Value Retail SA	8,900	$37,354

Textiles, Apparel & Luxury Goods – 3.8%
Asics Corp.	1,300	26,972
HUGO BOSS AG	530	43,730

		70,702

		325,946

Health Care – 16.2%
Biotechnology – 2.1%
Genmab A/S(a)	290	38,560

Health Care Equipment & Supplies – 2.6%
Coloplast A/S – Class B	580	46,828

Health Care Providers & Services – 1.9%
Fresenius SE & Co. KGaA	501	35,687

Pharmaceuticals – 9.6%
Bayer AG	359	44,836
Novo Nordisk A/S – Class B	1,000	57,898
Roche Holding AG	270	74,819

		177,553

		298,628

Consumer Staples – 10.0%
Beverages – 3.0%
SABMiller PLC (London)	920	55,038

Household Products – 7.0%
Reckitt Benckiser Group PLC	900	83,274
Unicharm Corp.	2,300	46,970

		130,244

		185,282

Financials – 9.8%
Banks – 3.4%
HDFC Bank Ltd. (ADR)	1,010	62,216

Capital Markets – 2.4%
Azimut Holding SpA	1,783	44,318

Insurance – 4.0%
Prudential PLC	3,250	73,221

		179,755

Materials – 1.8%
Chemicals – 1.8%
Essentra PLC	2,750	33,523

Total Common Stocks (cost $1,928,272)		1,773,382

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.30%(c)(d) (cost $36,008)	36,008	$36,008

Total Investments – 98.2% (cost $1,964,280)		1,809,390
Other assets less liabilities – 1.8%		33,533

Net Assets – 100.0%		$1,842,923

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $118,712 or 6.4% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

6	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,928,272)	$1,773,382
Affiliated issuers (cost $36,008)	36,008
Foreign currencies, at value (cost $3,040)	3,011
Receivable due from Adviser	53,302
Prepaid expenses	13,232
Dividends and interest receivable	1,229

Total assets	1,880,164

Liabilities
Audit and tax fee payable	26,324
Custody fee payable	5,747
Directors’ fees payable	2,712
Printing fee payable	2,009
Transfer Agent fee payable	9
Distribution fee payable	10
Accrued expenses	430

Total liabilities	37,241

Net Assets	$1,842,923

Composition of Net Assets
Capital stock, at par	$20
Additional paid-in capital	1,999,423
Distributions in excess of net investment income	(2,501)
Accumulated net realized gain on investment transactions	921
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(154,940)

$1,842,923

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,215	1,000	$9.21	*

C	$9,166	1,000	$9.17

Advisor	$1,824,542	198,000	$9.21

*	The maximum offering price per share for Class A shares was $9.62 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $447)	$9,151
Affiliated issuers	41	$9,192

Expenses
Advisory fee (see Note B)	7,972
Distribution fee—Class A	12
Distribution fee—Class C	46
Transfer agency—Class C	2
Transfer agency—Advisor Class	48
Administrative	30,322
Amortization of offering expenses	23,190
Audit and tax	15,079
Custodian	34,266
Directors’ fees	10,844
Legal	10,122
Printing	4,179
Miscellaneous	3,864

Total expenses	139,946
Less: expenses waived and reimbursed by the Adviser (see Note B)	(130,036)

Net expenses		9,910

Net investment loss		(718)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,141
Foreign currency transactions		(52)
Net change in unrealized appreciation/depreciation of:
Investments		(109,060)
Foreign currency denominated assets and liabilities		(70)

Net loss on investment and foreign currency transactions		(107,041)

Net Decrease in Net Assets from Operations		$(107,759)

See notes to financial statements.

8	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2015 (unaudited)	April 15, 2015(a) to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(718)	$7,567
Net realized gain (loss) on investment transactions and foreign currency transactions	2,089	(7,408)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(109,130)	(45,810)

Net decrease in net assets from operations	(107,759)	(45,651)
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(3,307)	– 0	–
Net realized gain on investment transactions
Class A	(2)	– 0	–
Class C	(2)	– 0	–
Advisor Class	(356)	– 0	–
Capital Stock Transactions
Net increase	– 0	–	2,000,000

Total increase (decrease)	(111,426)	1,954,349
Net Assets
Beginning of period	1,954,349	– 0	–

End of period (including accumulated net investment loss of ($2,501) and undistributed net investment income of $1,524, respectively)	$1,842,923	$1,954,349

(a)	Commencement of operations.

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Fund (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. As of

10	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

December 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	11

Notes to Financial Statements

60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability

12	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$108,382		$288,977		$	– 0	–	$397,359
Industrials	– 0	–	352,889			– 0	–	352,889
Consumer Discretionary	78,125		247,821			– 0	–	325,946
Health Care	– 0	–	298,628			– 0	–	298,628
Consumer Staples	– 0	–	185,282			– 0	–	185,282
Financials	62,216		117,539			– 0	–	179,755
Materials	– 0	–	33,523			– 0	–	33,523
Short-Term Investments	36,008		– 0	–		– 0	–	36,008

Total Investments in Securities	284,731		1,524,659	+		– 0	–	1,809,390
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$284,731		$1,524,659		$	– 0	–	$1,809,390

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	13

Notes to Financial Statements

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates

14	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	15

Notes to Financial Statements

Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 15, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .85% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (the “Expense Caps”) to 1.30%, 2.05%, and 1.05% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through June 30, 2016 are subject to repayment by the Fund until June 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Portfolio’s shares are first offered to the public. For the six months ended December 31, 2015, such reimbursements/waivers amounted to $99,714.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2015, Adviser voluntarily agreed to waive such fees that amounted to $30,322.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $0 for the six months ended December 31, 2015.

16	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$98	$201	$263	$36	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $504, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $– 0 – for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	17

Notes to Financial Statements

fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$358,180		$329,797
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions and swap transactions) are as follows:

Gross unrealized appreciation	$39,016
Gross unrealized depreciation	(193,906)

Net unrealized depreciation	$(154,890)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

18	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2015 (unaudited)		April 15, 2015(a) to June 30, 2015	Six Months Ended December 31, 2015 (unaudited)			April 15, 2015(a) to June 30, 2015

Class A
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Class C
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Advisor Class
Shares sold	– 0	–	198,000	$	– 0	–	$1,980,000

Net increase	– 0	–	198,000	$	– 0	–	$1,980,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Focused Portfolio/Non-Diversification Risk—Investing in a limited number of companies, or investing more of the Fund’s assets in a smaller number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	19

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015. The Portfolio did not utilize the Facility during the six months ended December 31, 2015.

NOTE H

Tax Information

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,524
Accumulated capital and other losses	(808	)(a)
Unrealized appreciation/(depreciation)	(45,810)

Total accumulated earnings/(deficit)	$(45,094)

(a)	As of June 30, 2015, the Fund had a net capital loss carryforward of $808.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015 the Fund had a net short-term capital loss carryforward of $808, which may be carried forward for an indefinite period.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

20	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	21

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2015 (unaudited)	April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.77	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.03
Net realized and unrealized loss on investment transactions	(.55)	(.26)

Net decrease in net asset value from operations	(.56)	(.23)

Less: Distributions
Distributions from net realized gain on investment transactions	(.00	)(e)	– 0	–

Net asset value, end of period	$ 9.21	$ 9.77

Total Return
Total investment return based on net asset value(d)	(5.71)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.30%	1.30%
Expenses, before waivers/reimbursements^	15.16%	18.01%
Net investment income (loss)(c)^	(.30)%	1.58%
Portfolio turnover rate	18%	2%

See footnote summary on page 24.

22	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2015 (unaudited)	April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.05)	.02
Net realized and unrealized loss on investment transactions	(.53)	(.27)

Net decrease in net asset value from operations	(.58)	(.25)

Less: Distributions
Distributions from net realized gain on investment transactions	(.00	)(e)	– 0	–

Net asset value, end of period	$ 9.17	$ 9.75

Total Return
Total investment return based on net asset value(d)	(5.93)%	(2.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	2.05%	2.05%
Expenses, before waivers/reimbursements^	15.95%	18.73%
Net investment income (loss)(c)^	(1.09)%	.81%
Portfolio turnover rate	18%	2%

See footnote summary on page 24.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2015 (unaudited)		April 15, 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.77		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	– 0	–	.04
Net realized and unrealized loss on investment transactions	(.54)		(.27)

Net decrease in net asset value from operations	(.54)		(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		– 0	–
Distributions from net realized gain on investment transactions	(.00	)(e)	– 0	–

Total dividends and distributions	(.02)		– 0	–

Net asset value, end of period	$ 9.21		$ 9.77

Total Return
Total investment return based on net asset value(d)	(5.54)%		(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,825		$1,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.05%		1.05%
Expenses, before waivers/reimbursements^	14.92%		17.75%
Net investment income (loss)(c)^	(.07)%		1.81%
Portfolio turnover rate	18%		2%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

24	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark Phelps(2), Vice President Debasashi (Dev) Chakrabarti(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Investment Policy Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	25

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Concentrated Global Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Advisers proposed that the Portfolio’s name be changed to AB Concentrated International Growth Portfolio and that changes be made to the Portfolio’s investment policies, benchmark, advisory fees and expense cap, all of which relate to the Portfolio changing from a global to an international fund. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital.3 The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the U.S. The Portfolio will invest primarily in mid and large capitalization companies, but such companies will be defined as companies that have market capitalizations of $2.0 billion on more. The Portfolio will invest in a relatively small number of individual stocks, and will not be a diversified investment company as defined in the “40 Act”. The Portfolio’s holdings will include equity securities of companies that are based, or have significant operations, in emerging markets, and on average will make up around 10 percent of the Portfolio’s holdings (not to exceed 20 percent). The Portfolio may hedge its foreign currency exposure resulting from its security positions through the use of currency-related derivative instruments; however, the Adviser does not expect derivatives will be used to a significant extent with the Portfolio.

1	The Senior Officer’s fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio would be the international equivalent of the U.S. focused AB Concentrated Growth Portfolio (“Concentrated Growth Portfolio”).

26	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

The Portfolio’s benchmark will be the MSCI EAFE Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective International Large Cap Growth and Foreign Large Cap Growth categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	27

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Concentrated International Growth Portfolio[5],[6],[7]	0.85% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three fiscal year period.

5	Concentrated International Growth Portfolio is the international equivalent of Concentrated Growth Portfolio, which is focused on U.S. Stocks. Concentrated Growth Portfolio’s advisory fee schedule is as follows: 1.00% of average daily net assets. However, the Adviser has contractually agreed to wait 0.20% of its advisory fee until March 1, 2016.

6	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the International category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the International category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

7	The Adviser manages AB International Growth Fund, Inc. (“International Growth Fund, Inc.”), which has a somewhat similar investment style as the Portfolio. International Growth Fund, Inc. was affected by the agreement between the Adviser and the NYAG.

28	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[8]		Fiscal Year End
Concentrated International Growth Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.30 2.05 1.55 1.30 1.05 1.05 1.05	% % % % % % %	1.38 2.12 1.82 1.51 1.18 1.10 1.08	% % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	29

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Concentrated International Growth Portfolio	$250.0	EAFE Concentrated Global Growth 0.90% on 1st $50 million 0.75% on next $50 million 0.65% on the balance Minimum account size: $25m	0.720%	0.850%	0.130%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser manages Concentrated Global Equity Portfolio, a Luxembourg fund whose investment style is concentrated like the Portfolio, but unlike the Portfolio, the Luxembourg fund is permitted to invest in the U.S. Concentrated Global Equity Portfolio’s advisory fee schedule is shown in the table below:

Portfolio	Luxembourg Fund	Fee[11]
Concentrated International Growth Portfolio	Concentrated Global Equity Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

30	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Concentrated International Growth Portfolio[16]	0.850	0.870	4/9

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	The Portfolio’s EG consists of the Portfolio, two other International Large Cap Growth Funds (“ILCG”) and six International Multi Cap Growth Funds (“IMLG”).

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	31

The original EG for the Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Concentrated International Growth Portfolio[19]	1.300	1.422	2/9	1.398	15/44

Based on this analysis, the Portfolio has a lower contractual management fee than the EG median. In addition, the Portfolio’s total expense ratio is lower than the Portfolio’s respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

19	The Portfolio’s EU consists of the Portfolio, the EG and all other ILCG and IMLG funds with a top 10 holdings concentration of 30% or greater.

32	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	33

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

34	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the February 3-4, 2015 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 3, 2015

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	35

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

36	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

AB Family of Funds

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIG-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB EMERGING MARKETS CORE PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 9, 2015†	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.60	$5.13	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000	$992.20	$7.45	2.40%
Hypothetical**	$1,000	$1,013.07	$12.14	2.40%
Advisor Class
Actual	$1,000	$994.40	$4.35	1.40%
Hypothetical**	$1,000	$1,018.10	$7.10	1.40%

†	Commencement of operations.

*	Actual expenses paid are based on the period from September 9, 2015 (commencement of operations) and are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period multiplied by 114/366 (to reflect the since inception period). Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EMERGING MARKETS CORE PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.0

*	All data are as of December 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Argentina, Finland, India, Japan, Russia, Thailand, Turkey and United Kingdom.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Gruma SAB de CV – Class B	$188,109	3.8%
NIKE, Inc. – Class B	167,500	3.4
OTP Bank PLC	162,435	3.2
Komercni banka AS	158,825	3.2
Colgate-Palmolive Co.	139,236	2.8
Yue Yuen Industrial Holdings Ltd.	128,482	2.6
Grupo Aeroportuario del Pacifico SAB de CV	119,251	2.4
Chunghwa Telecom Co., Ltd.	111,462	2.2
KT&G Corp.	108,415	2.2
Eurocash SA	99,820	2.0
	$1,383,535	27.8%

*	Long-term investments.

AB EMERGING MARKETS CORE PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 22.4%
Banks – 15.6%
Banco Macro SA (ADR)(a)	630	$36,616
Bangkok Bank PCL (NVDR)	7,700	32,486
Bank of China Ltd. – Class H	155,000	68,775
China Construction Bank Corp. – Class H	88,000	60,029
DGB Financial Group, Inc.	5,060	43,106
Erste Group Bank AG(a)	3,030	94,809
Itausa - Investimentos Itau SA (Preference Shares)	36,000	62,208
Komercni banka AS	800	158,825
OTP Bank PLC	7,900	162,435
Shinhan Financial Group Co., Ltd.	1,760	59,121

		778,410

Consumer Finance – 2.3%
Gentera SAB de CV	23,100	44,432
Samsung Card Co., Ltd.	2,720	71,209

		115,641

Diversified Financial Services – 2.8%
Fubon Financial Holding Co., Ltd.	71,000	96,576
Remgro Ltd.	2,570	40,682

		137,258

Insurance – 1.7%
Dongbu Insurance Co., Ltd.	440	26,326
Samsung Life Insurance Co., Ltd.	600	56,070

		82,396

		1,113,705

Consumer Staples – 22.0%
Beverages – 1.9%
Anheuser-Busch InBev SA/NV	750	93,335

Food & Staples Retailing – 3.9%
BGF retail Co., Ltd.	400	57,909
Clicks Group Ltd.	6,090	35,061
Eurocash SA	8,100	99,820

		192,790

Food Products – 8.3%
AVI Ltd.	4,820	24,083
Gruma SAB de CV – Class B	13,370	188,109
Grupo Lala SAB de CV	36,560	84,599
Uni-President Enterprises Corp.	24,000	40,006
WH Group Ltd.(a)(b)	137,500	76,352

		413,149

Household Products – 3.5%
Colgate-Palmolive Co.	2,090	139,236
LG Household & Health Care Ltd.	40	35,519

		174,755

4	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 4.4%
British American Tobacco PLC	400	$22,214
KT&G Corp.	1,220	108,415
Philip Morris International, Inc.	1,040	91,426

		222,055

		1,096,084

Consumer Discretionary – 21.3%
Auto Components – 1.8%
Hankook Tire Co., Ltd.	670	26,724
Nokian Renkaat OYJ	1,690	60,335

		87,059

Automobiles – 2.8%
Kia Motors Corp.	1,390	61,980
Suzuki Motor Corp.	2,600	78,998

		140,978

Diversified Consumer Services – 2.3%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	1,600	50,192
TAL Education Group (ADR)(a)	1,410	65,523

		115,715

Hotels, Restaurants & Leisure – 1.4%
Yum! Brands, Inc.	950	69,398

Media – 0.9%
Loen Entertainment, Inc.	620	44,204

Textiles, Apparel & Luxury Goods – 12.1%
Eclat Textile Co., Ltd.	5,000	68,706
Feng TAY Enterprise Co., Ltd.	8,000	40,684
Luthai Textile Co., Ltd. – Class B	27,200	37,666
NIKE, Inc. – Class B	2,680	167,500
Pacific Textiles Holdings Ltd.	40,000	61,709
Pou Chen Corp.	17,000	22,184
Shenzhou International Group Holdings Ltd.	13,000	74,500
Yue Yuen Industrial Holdings Ltd.	38,000	128,482

		601,431

		1,058,785

Information Technology – 8.7%
Electronic Equipment, Instruments & Components – 3.7%
Hon Hai Precision Industry Co., Ltd.	30,000	73,419
Largan Precision Co., Ltd.	1,000	68,425
Zhen Ding Technology Holding Ltd.	17,000	38,760

		180,604

Internet Software & Services – 1.4%
NetEase, Inc. (ADR)	390	70,684

AB EMERGING MARKETS CORE PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.4%
NCSoft Corp.	380	$68,505

Technology Hardware, Storage & Peripherals – 2.2%
Asustek Computer, Inc.	3,000	24,771
Samsung Electronics Co., Ltd.	80	85,326

		110,097

		429,890

Industrials – 7.2%
Airlines – 0.5%
Turk Hava Yollari AO(a)	10,650	26,938

Commercial Services & Supplies – 1.5%
Cleanaway Co., Ltd.	14,000	74,042

Industrial Conglomerates – 1.1%
Jardine Strategic Holdings Ltd.	2,100	57,241

Transportation Infrastructure – 4.1%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	13,500	119,251
Grupo Aeroportuario del Sureste SAB de CV – Class B	3,160	44,768
Jiangsu Expressway Co., Ltd. – Class H	28,000	37,579

		201,598

		359,819

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 3.1%
China Telecom Corp., Ltd. – Class H	96,000	44,781
Chunghwa Telecom Co., Ltd.	37,000	111,462

		156,243

Wireless Telecommunication Services – 3.2%
China Mobile Ltd.	8,500	95,677
SK Telecom Co., Ltd.	340	62,226

		157,903

		314,146

Materials – 2.8%
Paper & Forest Products – 2.8%
Sappi Ltd.(a)	18,590	78,108
Suzano Papel e Celulose SA – Class A (Preference Shares)	13,400	63,280

		141,388

Utilities – 2.8%
Electric Utilities – 1.5%
Transmissora Alianca de Energia Eletrica SA	17,200	72,737

Independent Power and Renewable Electricity Producers – 1.3%
Huaneng Power International, Inc. – Class H	76,000	65,176

		137,913

6	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

Company		Shares		U.S. $ Value

Health Care – 1.8%
Health Care Equipment & Supplies – 0.8%
St Shine Optical Co., Ltd.		2,000		$40,028

Health Care Providers & Services – 1.0%
Odontoprev SA		20,300		48,403

				88,431

Energy – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
LUKOIL PJSC (Sponsored ADR)		2,440		79,263

Total Common Stocks (cost $4,841,380)				4,819,424

INVESTMENT COMPANIES – 0.9%
Funds and Investment Trusts – 0.9%
WisdomTree India Earnings Fund (cost $41,839)		2,200		43,692

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(c)(d) (cost $104,841)		104,841		104,841

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman (0.631)%, 1/04/16	EUR	– 0	–*	127
0.005%, 1/04/16	HKD	4		575
0.005%, 1/04/16	JPY	18		146
0.076%, 1/04/16	GBP	– 0	–*	201
5.248%, 1/04/16	ZAR	11		708

Total Time Deposits (cost $1,763)				1,757

Total Short-Term Investments (cost $106,604)				106,598

Total Investments – 99.9% (cost $4,989,823)				4,969,714
Other assets less liabilities – 0.1%				4,102

Net Assets – 100.0%				$4,973,816

AB EMERGING MARKETS CORE PORTFOLIO •	7

Portfolio of Investments

FUTURES

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI Emerging Markets Index Futures	1	March 2016	$39,625	$39,185	$(440)

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of this security amounted to $76,352 or 1.5% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

8	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,884,982)	$4,864,873
Affiliated issuers (cost $104,841)	104,841
Foreign currencies, at value (cost $2,911)	2,921
Prepaid expenses	31,798
Receivable from Adviser	16,861
Dividends and interest receivable	7,837
Cash collateral due from broker	1,980

Total assets	5,031,111

Liabilities
Offering expenses payable	23,908
Audit and tax fee payable	12,968
Custody fee payable	9,372
Legal fee payable	9,241
Payable for variation margin on exchange-traded derivatives	290
Payable for investment securities purchased and foreign currency transactions	33
Distribution fee payable	11
Transfer Agent fee payable	9
Accrued expenses and other liabilities	1,463

Total Liabilities	57,295

Net Assets	$4,973,816

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	5,026,960
Distributions in excess of net investment income	(23,348)
Accumulated net realized loss on investment and foreign currency transactions	(9,226)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(20,620)

$4,973,816

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,940	1,005	$9.89	*

C	$9,917	1,002.249	$9.89

Advisor	$4,953,959	500,705	$9.89

*	The maximum offering price per share for Class A shares was $10.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS CORE PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from September 9, 2015* to December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,145)	$25,824
Affiliated issuers	37
Interest	29	$25,890

Expenses
Advisory fee (see Note B)	18,622
Distribution fee—Class A	8
Distribution fee—Class C	31
Transfer agency—Advisor Class	35
Administrative	26,476
Custodian	16,823
Amortization of offering expenses	14,202
Audit and tax	12,968
Legal	9,241
Printing	2,643
Directors’ fees	5,224
Miscellaneous	4,598

Total expenses	110,871
Less: expenses waived and reimbursed by the Adviser (see Note B)	(88,643)

Net expenses		22,228

Net investment income		3,662

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(18,871)
Futures		(4,677)
Foreign currency transactions		14,322
Net change in unrealized appreciation/depreciation on:
Investments		(20,109)
Futures		(440)
Foreign currency denominated assets and liabilities		(71)

Net loss on investment and foreign currency transactions		(29,846)

Net Decrease in Net Assets from Operations		$(26,184)

*	Commencement of Operations.

See notes to financial statements.

10	• AB EMERGING MARKETS CORE PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

September 9, 2015* to December 31, 2015 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,662
Net realized loss on investment and foreign currency transactions	(9,226)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(20,620)

Net decrease in net assets from operations	(26,184)
Dividends to Shareholders from
Net investment income
Class A	(46)
Class C	(22)
Advisor Class	(26,942)
Capital Stock Transactions
Net increase	5,027,010

Total increase	4,973,816
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(23,348))	$4,973,816

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS CORE PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi- Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Core Portfolio (the “Fund”). The Portfolio has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered, and no shares of these classes are outstanding. As of December 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a

12	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AB L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is

AB EMERGING MARKETS CORE PORTFOLIO •	13

Notes to Financial Statements

commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

14	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$81,048		$1,032,657		$	– 0	–	$1,113,705
Consumer Staples	503,369		592,715			– 0	–	1,096,084
Consumer Discretionary	352,613		706,172			– 0	–	1,058,785
Information Technology	70,684		359,206			– 0	–	429,890
Industrials	164,019		195,800			– 0	–	359,819
Telecommunication Services	– 0	–	314,146			– 0	–	314,146
Materials	– 0	–	141,388			– 0	–	141,388
Utilities	– 0	–	137,913			– 0	–	137,913
Health Care	– 0	–	88,431			– 0	–	88,431
Energy	79,263		– 0	–		– 0	–	79,263
Investments Companies	43,692		– 0	–		– 0	–	43,692
Short-Term Investments:
Investment Companies	104,841		– 0	–		– 0	–	104,841
Time Deposits	– 0	–	1,757			– 0	–	1,757

Total Investments in Securities	1,399,529		3,570,185	†		– 0	–	4,969,714
Other Financial Instruments*:
Liabilities
Futures	– 0	–	(440)			– 0	–	(440	)#

Total	$1,399,529		$3,569,745		$	– 0	–	$4,969,274

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

AB EMERGING MARKETS CORE PORTFOLIO •	15

Notes to Financial Statements

†	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

#	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

16	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

AB EMERGING MARKETS CORE PORTFOLIO •	17

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 have been deferred and amortized on a straight line basis over a one year period from September 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Portfolio’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AllianceBernstein Mutual Funds in which the Portfolio may invest, except advisory fees borne by the Portfolio in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2016 are subject to repayment by the Portfolio until June 30, 2019. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Portfolio’s shares are first offered to the public. For the period ended December 31, 2015 such waiver/reimbursement amounted to $61,375. Also, the Adviser is currently voluntarily waiving its management fee for the Portfolio in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time. For the period ended December 31, 2015, such waiver amounted to $792.

18	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2015, the Adviser voluntarily agreed to waive such fees that amounted to $26,476.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $35 for the period ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2015 is as follows:

Market Value September 9, 2015* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$ – 0 –	$602	$497	$105	$	– 0 –	**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2015, amounted to $3,372, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

AB EMERGING MARKETS CORE PORTFOLIO •	19

Notes to Financial Statements

Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Portfolio for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,881,588		$979,498
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures) are as follows:

Gross unrealized appreciation	$237,452
Gross unrealized depreciation	(257,561)

Net unrealized depreciation	$(20,109)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

20	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2015, the Portfolio held futures for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB EMERGING MARKETS CORE PORTFOLIO •	21

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt toreduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015 the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$440	*

Total				$440

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$(4,677)	$(440)

Total		$(4,677)	$(440)

22	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended December 31, 2015.

Futures
Average notional amount of buy contracts	$70,407	(a)

(a)	Positions were open for 4 months during the reporting period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$290	$	– 0	–	$(290)	$	– 0	–	$	– 0	–

Total	$290	$	– 0	–	$(290)	$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB EMERGING MARKETS CORE PORTFOLIO •	23

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	September 9, 2015* to December 31, 2015 (unaudited)	September 9, 2015* to December 31, 2015 (unaudited)

Class A
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends	5	46

Net increase	1,005	$10,046

Class C
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends	2	22

Net increase	1,002	$10,022

Advisor Class
Shares sold	498,000	$4,980,000

Shares issued in reinvestment of dividends	2,705	26,942

Net increase	500,705	$5,006,942

*	Commencement of Operations.

NOTE F

Risks Involved in Investing in the Portfolio

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

24	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB EMERGING MARKETS CORE PORTFOLIO •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
September 9, 2015(a) to December 31, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized loss on investment and foreign currency transactions	(.06)

Net decrease in net asset value from operations	(.06)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 9.89

Total Return
Total investment return based on net asset value(e)	(.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.65%
Expenses, before waivers/reimbursements(f)	7.24%
Net investment loss(c)(f)	(.02)%
Portfolio turnover rate	20%

See footnote summary on page 28

26	• AB EMERGING MARKETS CORE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
September 9, 2015(a) to December 31, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.07)

Net decrease in net asset value from operations	(.09)

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 9.89

Total Return
Total investment return based on net asset value(e)	(.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.40%
Expenses, before waivers/reimbursements(f)	7.99%
Net investment loss(c)(f)	(.77)%
Portfolio turnover rate	20%

See footnote summary on page 28.

AB EMERGING MARKETS CORE PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
September 9, 2015(a) to December 31, 2015
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized loss on investment and foreign currency transactions	(.07)

Net decrease in net asset value from operations	(.06)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 9.89

Total Return
Total investment return based on net asset value(e)	(.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.40%
Expenses, before waivers/reimbursements(f)	6.99%
Net investment income(c)(f)	.23%
Portfolio turnover rate	20%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

28	• AB EMERGING MARKETS CORE PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kent W. Hargis, Vice President Stuart Rae(2), Vice President Sammy Suzuki(2),Vice President	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s portfolio manages. Messrs. Hargis, Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB EMERGING MARKETS CORE PORTFOLIO •	29

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Core Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 4-5, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

30	• AB EMERGING MARKETS CORE PORTFOLIO

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio; 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

AB EMERGING MARKETS CORE PORTFOLIO •	31

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. However, the Adviser has experience utilizing various emerging market strategies in advising institutional, private clients and retail accounts. The directors reviewed performance information for composites of accounts managed by the Adviser with investment strategies similar to those to be employed on behalf of the Portfolio. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual effective advisory fee rate of 117.5 basis points was higher than the Expense Group median of 111.5 basis points. The directors also considered that the fee schedule for a portfolio of Sanford C. Bernstein Fund, Inc. (the “SCB Portfolio”) that invests in emerging market equity securities pursuing a different investment strategy, is identical to that proposed for the Portfolio, but that, commencing in 2011, the Adviser had been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests, and the directors approve, reimbursements pursuant to this provision.

The directors also considered the Adviser’s advisory fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the

32	• AB EMERGING MARKETS CORE PORTFOLIO

Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors considered the proposed expense limitation of 1.70% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A shares were to fall below 1.70%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the

AB EMERGING MARKETS CORE PORTFOLIO •	33

Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio of 1.685%, giving effect to the proposed expense limitation agreement, was higher than the Expense Group median of 1.669% and lower than the Expense Universe median of 1.728%. The directors noted that they had considered the Senior Officer’s recommendation and had discussed with the Adviser whether the proposed advisory fee for the Portfolio should be lowered by 5 basis points to align it with the fee for the SCB Portfolio. An important factor in the directors’ determination to approve the Advisory Agreement as proposed for the Portfolio was the Adviser’s agreement, in response to the request of the directors, that it would waive five basis points of the advisory fee until such time as the directors agreed that such waiver may be discontinued. The directors concluded that its proposed fee rate and its anticipated expense ratio, taking into account the one-year expense limitation agreement and the 5 basis point fee waiver, were satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

34	• AB EMERGING MARKETS CORE PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Emerging Markets Core Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in securities of emerging market companies and related derivatives.3 Because the Portfolio does not include the word “equity” in its name, the Portfolio is not be required by Rule 35d-1 under the 1940 Act to have an investment policy requiring it to invest at least 80% of its net assets in equity securities under normal circumstances. Nonetheless, the Adviser expects the Portfolio will be invested primarily in equity securities.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, but it is not required to do so. The Adviser may also take long and short positions in currencies (or related derivatives) independent of any such security positions. The Adviser may utilize derivatives in its management of the Portfolio for a variety of purposes, including gaining exposure to equity markets and hedging purposes. The Adviser

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3

An emerging market company will be any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as “High Income” by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

AB EMERGING MARKETS CORE PORTFOLIO •	35

does not expect to use derivatives or other leveraging strategies to the extent that would result in the Portfolio being effectively leveraged by having aggregate notional exposure appreciably in excess of its net assets.

The Portfolio’s benchmark will be the MSCI Emerging Markets Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their Emerging Markets Equity and Diversified Emerging Markets categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

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INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Emerging Markets Core Portfolio[5],[6],[7]	1.175% on 1st $1 billion
1.05% on next $1 billion
1.00% on next $1 billion
0.90% on net $3 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The proposed advisory fee schedules for the Portfolios is identical to that of the Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”) although, since November 1, 2011, the Adviser has been waiving 5 basis points in advisory fees for the SCB Fund portfolio, and such waiver will be in effect through September 30, 2014.

7	The proposed advisory fee schedule for the Portfolios is also identical to that of AllianceBernstein Cap Fund, Inc. – Emerging Markets Equity Portfolio, which before its liquidation, invested primarily in emerging markets value securities.

AB EMERGING MARKETS CORE PORTFOLIO •	37

ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[8]	Fiscal Year End
Emerging Markets Core Portfolio	Class A	1.70%	1.69%	June 30
	Class C	2.40%	2.46%
	Class R	1.90%	2.13%
	Class K	1.65%	1.82%
	Class I	1.40%	1.49%
	Advisor	1.40%	1.44%
	Class 1	1.50%	1.49%
	Class 2	1.40%	1.39%
	Class Z	1.40%	1.39%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule, set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Emerging Markets Core Portfolio	$250.0	Emerging Markets Core 1.00% on 1st $25 million 0.90% on next $25 million 0.80% on the balance Minimum account size: $25m	0.830%	1.175%	0.345%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB EMERGING MARKETS CORE PORTFOLIO •	39

style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Core Portfolio	Emerging Markets Portfolio	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $1 billion 0.85% thereafter The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2014	1.125%	1.175%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Core Portfolio	Emerging Markets Core Portfolio
	Class A	1.65%
	Class I (Institutional)	0.85%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Emerging Markets Core Portfolio[16]	1.175	1.115	11/16

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	Note that one of the Portfolio’s EG peer is excluded from the contractual management fee comparison due to the fund’s all-inclusive fee.

AB EMERGING MARKETS CORE PORTFOLIO •	41

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Core Portfolio	1.685	1.669	10/16	1.728	26/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

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related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth

AB EMERGING MARKETS CORE PORTFOLIO •	43

in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

44	• AB EMERGING MARKETS CORE PORTFOLIO

dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Office recommended that the Directors should consider discussing with the Adviser reducing the proposed advisory fee for the Portfolio by 5 basis points. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive

Dated: March 5, 2014

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB EMERGING MARKETS CORE PORTFOLIO •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

46	• AB EMERGING MARKETS CORE PORTFOLIO

AB Family of Funds

NOTES

AB EMERGING MARKETS CORE PORTFOLIO •	47

NOTES

48	• AB EMERGING MARKETS CORE PORTFOLIO

NOTES

AB EMERGING MARKETS CORE PORTFOLIO •	49

NOTES

50	• AB EMERGING MARKETS CORE PORTFOLIO

NOTES

AB EMERGING MARKETS CORE PORTFOLIO •	51

NOTES

52	• AB EMERGING MARKETS CORE PORTFOLIO

AB EMERGING MARKETS CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMCP-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB EMERGING MARKETS GROWTH PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$864.40	$7.73	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000	$860.10	$11.22	2.40%
Hypothetical**	$1,000	$1,013.07	$12.14	2.40%
Advisor Class
Actual	$1,000	$864.20	$6.56	1.40%
Hypothetical**	$1,000	$1,018.10	$7.10	1.40%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EMERGING MARKETS GROWTH PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.2

*	All data are as of December 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Brazil, Cambodia, Chile, Colombia, Malaysia, Mexico, Peru and Switzerland.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	$215,712	5.2%
Tencent Holdings Ltd.	184,293	4.4
Naspers Ltd. – Class N	177,690	4.3
AIA Group Ltd.	145,792	3.5
Tata Consultancy Services Ltd.	135,101	3.2
HDFC Bank Ltd. (ADR)	128,744	3.1
British American Tobacco PLC	124,341	3.0
Housing Development Finance Corp. Ltd.	115,690	2.8
Baidu, Inc. (Sponsored ADR)	115,314	2.8
Global Logistic Properties Ltd.	107,221	2.6
	$1,449,898	34.9%

*	Long-term investments.

AB EMERGING MARKETS GROWTH PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 87.1%
Financials – 21.0%
Banks – 9.6%
Axis Bank Ltd. (GDR)(a)	1,540	$51,749
Banco Davivienda SA (Preference Shares)	6,827	46,883
Bank Mandiri Persero Tbk PT	37,000	24,569
China Construction Bank Corp. – Class H	28,000	19,100
Credicorp Ltd.	727	70,752
HDFC Bank Ltd. (ADR)	2,090	128,744
Industrial & Commercial Bank of China Ltd. – Class H	33,000	19,781
Kasikornbank PCL	4,300	17,847
Kasikornbank PCL (Foreign Shares)	4,500	18,695

		398,120

Diversified Financial Services – 0.5%
Premium Leisure Corp.	1,472,000	19,932

Insurance – 4.0%
AIA Group Ltd.	24,400	145,792
BB Seguridade Participacoes SA	3,200	19,556

		165,348

Real Estate Management & Development – 6.9%
Ayala Land, Inc.	116,300	85,012
Global Logistic Properties Ltd.	71,000	107,221
Grupo GICSA SA de CV(b)	34,800	32,812
Parque Arauco SA	30,080	47,547
SM Prime Holdings, Inc.	36,500	16,785

		289,377

		872,777

Consumer Discretionary – 19.8%
Diversified Consumer Services – 4.2%
Estacio Participacoes SA	5,400	18,912
Kroton Educacional SA	6,700	16,026
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	1,145	35,919
TAL Education Group (ADR)(b)	2,212	102,792

		173,649

Hotels, Restaurants & Leisure – 4.4%
IMAX China Holding, Inc.(a)(b)	5,200	36,903
Melco International Development Ltd.	16,000	23,903
NagaCorp Ltd.	32,000	20,157
Yum! Brands, Inc.	1,411	103,073

		184,036

Internet & Catalog Retail – 2.3%
Ctrip.com International Ltd. (ADR)(b)	440	20,385
JD.com, Inc. (ADR)(b)	969	31,265
Vipshop Holdings Ltd. (ADR)(b)	2,817	43,016

		94,666

4	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.0%
Naspers Ltd. – Class N	1,300	$177,690
Surya Citra Media Tbk PT	142,500	31,775

		209,465

Multiline Retail – 1.7%
Matahari Department Store Tbk PT	56,500	71,525

Textiles, Apparel & Luxury Goods – 2.2%
Cie Financiere Richemont SA	10,613	76,260
Eclat Textile Co., Ltd.	1,000	13,741

		90,001

		823,342

Information Technology – 18.8%
Electronic Equipment, Instruments & Components – 2.1%
China Railway Signal & Communication Corp., Ltd. – Class H(a)(b)	57,730	38,220
PAX Global Technology Ltd.	48,000	49,246

		87,466

Internet Software & Services – 8.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	429	34,865
Baidu, Inc. (Sponsored ADR)(b)	610	115,314
Tencent Holdings Ltd.	9,400	184,293

		334,472

IT Services – 1.0%
QIWI PLC (Sponsored ADR)	2,245	40,298

Semiconductors & Semiconductor Equipment – 5.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	50,000	215,712

Technology Hardware, Storage & Peripherals – 2.5%
Samsung Electronics Co., Ltd.	58	61,862
Samsung Electronics Co., Ltd. (Preference Shares)	46	42,522

		104,384

		782,332

Consumer Staples – 17.4%
Food & Staples Retailing – 8.8%
7-Eleven Malaysia Holdings Bhd	50,400	18,078
CP ALL PCL	89,700	97,839
Lenta Ltd. (GDR)(a)(b)	14,062	95,371
Magnit PJSC (Sponsored GDR)(a)	1,973	79,338
Olam International Ltd.	57,800	74,067

		364,693

Food Products – 1.8%
Universal Robina Corp.	18,910	74,620

AB EMERGING MARKETS GROWTH PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.8%
LG Household & Health Care Ltd.	38	$33,743

Personal Products – 3.0%
Hengan International Group Co., Ltd.	10,000	93,881
Unilever PLC	770	33,027

		126,908

Tobacco – 3.0%
British American Tobacco PLC	2,239	124,341

		724,305

Industrials – 4.0%
Industrial Conglomerates – 1.6%
Bidvest Group Ltd. (The)	700	14,858
SM Investments Corp.	2,830	51,697

		66,555

Professional Services – 0.8%
51job, Inc. (ADR)(b)	1,084	31,935

Road & Rail – 1.6%
CAR, Inc.(b)	42,000	69,209

		167,699

Health Care – 2.4%
Pharmaceuticals – 2.4%
Aspen Pharmacare Holdings Ltd.(b)	4,940	98,625

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Tower Bersama Infrastructure Tbk PT(b)	146,000	61,761

Materials – 1.4%
Construction Materials – 1.4%
Cemex Latam Holdings SA(b)	5,844	18,961
Grasim Industries Ltd. (GDR)(a)	719	40,809

		59,770

Utilities – 0.8%
Independent Power and Renewable Electricity Producers – 0.8%
TerraForm Global, Inc. – Class A	5,584	31,214

Total Common Stocks (cost $4,267,499)		3,621,825

WARRANTS – 13.1%
Information Technology – 5.3%
IT Services – 5.0%
HCL Technologies Ltd., Macquarie Bank Ltd., expiring 9/09/16(b)	5,660	73,113
Tata Consultancy Services Ltd., JPMorgan Structured Products, expiring 9/30/19(b)	740	27,241
Tata Consultancy Services Ltd., Macquarie Bank Ltd., expiring 12/12/16(b)	2,930	107,860

		208,214

6	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company		Shares		U.S. $ Value

Internet Software & Services – 0.3%
Just Dial Ltd., Merrill Lynch Intl & Co., expiring 2/06/19(b)		1,100		$14,004

				222,218

Financials – 3.5%
Thrifts & Mortgage Finance – 2.8%
Housing Development Finance Corp. Ltd., JPMorgan Structured Products, expiring 5/05/16(a)(b)		6,060		115,690

Consumer Finance – 0.7%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)		3,390		9,200
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)		1,430		18,550

				27,750

				143,440

Health Care – 1.2%
Pharmaceuticals – 1.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)		4,030		49,930

Industrials – 1.1%
Construction & Engineering – 1.1%
IRB Infrastructure Developers Ltd., Deutsche Bank AG London, expiring 2/12/18(a)(b)		12,610		46,414

Consumer Discretionary – 1.1%
Textiles, Apparel & Luxury Goods – 1.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(b)		8,800		46,149

Consumer Staples – 0.9%
Tobacco – 0.9%
ITC Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(b)		7,730		38,278

Total Warrants (cost $609,496)				546,429

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.8%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(c)(d) (cost $31,711)		31,711		31,711

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
(1.00)%, 1/04/16	CHF	– 0	–*	312

AB EMERGING MARKETS GROWTH PORTFOLIO •	7

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

(0.631)%, 1/04/16	EUR	– 0	–*	$542
0.005%, 1/04/16	HKD	10		1,335
0.075%, 1/04/16	GBP	1		846
0.10%, 1/04/16	SGD	– 0	–*	227
5.248%, 1/04/16	ZAR	7		428

Total Time Deposits (cost $3,757)				3,690

Total Short-Term Investments (cost $35,468)				35,401

Total Investments – 101.1% (cost $4,912,463)				4,203,655
Other assets less liabilities – (1.1)%				(47,055)

Net Assets – 100.0%				$4,156,600

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $542,772 or 13.1% of net assets.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

8	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,880,752)	$4,171,944
Affiliated issuers (cost $31,711)	31,711
Foreign currencies, at value (cost $476)	444
Receivable from Adviser	9,185
Dividends and interest receivable	154

Total assets	4,213,438

Liabilities
Audit and tax fee payable	28,863
Custody fee payable	18,214
Legal fee payable	7,598
Distribution fee payable	9
Accrued expenses and other liabilities	2,154

Total Liabilities	56,838

Net Assets	$4,156,600

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,995,848
Distributions in excess of net investment income	(4,841)
Accumulated net realized loss on investment and foreign currency transactions	(125,609)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(708,848)

$4,156,600

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,306	1,000	$8.31	*

C	$8,241	1,000	$8.24

Advisor	$4,140,053	498,000	$8.31

*	The maximum offering price per share for Class A shares was $8.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2015 (Unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,733)	$26,138
Affiliated issuers	29
Interest	18	$26,185

Expenses
Advisory fee (see Note B)	25,707
Distribution fee—Class A	11
Distribution fee—Class C	43
Transfer agency—Advisor Class	24
Custodian	30,801
Administrative	28,195
Audit and tax	25,102
Legal	15,606
Amortization of offering expenses	13,403
Directors’ fees	10,574
Printing	3,217
Miscellaneous	8,633

Total expenses	161,316
Less: expenses waived and reimbursed by the Adviser (see Note B)	(130,631)

Net expenses		30,685

Net investment loss		(4,500)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(98,386)
Foreign currency transactions		(3,542)
Net change in unrealized appreciation/depreciation on:
Investments		(544,498)
Foreign currency denominated assets and liabilities		58

Net loss on investment and foreign currency transactions		(646,368)

Net Decrease in Net Assets from Operations		$(650,868)

See notes to financial statements.

10	• AB EMERGING MARKETS GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2015 (unaudited)	November 13, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(4,500)	$6,820
Net realized loss on investment and foreign currency transactions	(101,928)	(24,430)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(544,440)	(164,408)

Net decrease in net assets from operations	(650,868)	(182,018)
Dividends to Shareholders from
Net investment income
Class A	(6)	– 0	–
Advisor Class	(10,508)	– 0	–
Capital Stock Transactions
Net increase	– 0	–	5,000,000

Total increase (decrease)	(661,382)	4,817,982
Net Assets
Beginning of period	4,817,982	– 0	–

End of period (including distributions in excess of net investment income of $(4,841) and undistributed net investment income of $10,173, respectively)	$4,156,600	$4,817,982

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Growth Portfolio (the “Fund”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Emerging Markets Growth Portfolio. The Portfolio has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered, and no shares of these classes are outstanding. As of December 31, 2015, AllianceBernstein L.P.

12	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

(the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AB L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not

AB EMERGING MARKETS GROWTH PORTFOLIO •	13

Notes to Financial Statements

available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability

14	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$326,738		$546,039		$	– 0	–	$872,777
Consumer Discretionary	373,353		449,989			– 0	–	823,342
Information Technology	190,477		591,855			– 0	–	782,332
Consumer Staples	18,078		706,227			– 0	–	724,305
Industrials	31,935		135,764			– 0	–	167,699
Health Care	– 0	–	98,625			– 0	–	98,625
Telecommunication Services	– 0	–	61,761			– 0	–	61,761
Materials	18,961		40,809			– 0	–	59,770
Utilities	31,214		– 0	–		– 0	–	31,214
Warrants	– 0	–	546,429			– 0	–	546,429
Short-Term Investments:
Investment Companies	31,711		– 0	–		– 0	–	31,711
Time Deposits	– 0	–	3,690			– 0	–	3,690

Total Investments in Securities	1,022,467		3,181,188	†		– 0	–	4,203,655
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$1,022,467		$3,181,188		$	– 0	–	$4,203,655

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

AB EMERGING MARKETS GROWTH PORTFOLIO •	15

Notes to Financial Statements

†	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

^	An amount of $374,015 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates

16	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

AB EMERGING MARKETS GROWTH PORTFOLIO •	17

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $35,970 have been deferred and amortized on a straight line basis over a one year period from November 13, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Portfolio’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating on an annual basis (the “Expense Caps”) to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Portfolio until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through June 30, 2016 are subject to repayment by the Portfolio until June 30, 2019. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Portfolio’s shares are first offered to the public. For the six months ended December 31, 2015 such waiver/reimbursement amounted to $101,342. Also, the Adviser is currently voluntarily waiving its management fee for the Portfolio in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time. For the six months ended December 31, 2015, such waiver amounted to $1,094.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2015, the Adviser voluntarily agreed to waive such fees that amounted to $28,195.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

18	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $52 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$	– 0	–	$708	$676	$32	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015, amounted to $3,004, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of

AB EMERGING MARKETS GROWTH PORTFOLIO •	19

Notes to Financial Statements

the Portfolio’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Portfolio for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,119,056		$1,052,439
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$127,569
Gross unrealized depreciation	(836,377)

Net unrealized depreciation	$(708,808)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivative transactions for the six months ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

20	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2015 (unaudited)		November 13, 2014* to June 30, 2015	Six Months Ended December 31, 2015 (unaudited)			November 13, 2014* to June 30, 2015

Class A
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Class C
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Advisor Class
Shares sold	– 0	–	498,000	$	– 0	–	$4,980,000

Net increase	– 0	–	498,000	$	– 0	–	$4,980,000

*	Commencement of Operations.

NOTE F

Risks Involved in Investing in the Portfolio

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including

AB EMERGING MARKETS GROWTH PORTFOLIO •	21

Notes to Financial Statements

losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Portfolio may have more risk because it is non-diversified, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2015.

NOTE H

Tax Information

The tax character of distributions paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year.

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,173
Unrealized appreciation/(depreciation)	(188,089	)(a)

Total accumulated earnings/(deficit)	$(177,916)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

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Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB EMERGING MARKETS GROWTH PORTFOLIO •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2015 (unaudited)	November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 9.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.00	)(d)
Net realized and unrealized loss on investment and foreign currency transactions	(1.28)	(.38)

Net decrease in net asset value from operations	(1.30)	(.38)

Less: Dividends
Dividends from net investment income	(.01)	– 0	–

Net asset value, end of period	$ 8.31	$ 9.62

Total Return
Total investment return based on net asset value(e)	(13.56)%	(3.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.65%	1.70%
Expenses, before waivers/reimbursements(f)	7.62%	8.26%
Net investment loss(c)(f)	(.45)%	(.03)%
Portfolio turnover rate	24%	31%

See footnote summary on page 26.

24	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2015 (unaudited)	November 13, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 9.58	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.05)
Net realized and unrealized loss on investment and foreign currency transactions	(1.29)	(.37)

Net decrease in net asset value from operations	(1.34)	(.42)

Net asset value, end of period	$ 8.24	$ 9.58

Total Return
Total investment return based on net asset value(e)	(13.99)%	(4.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.40%	2.45%
Expenses, before waivers/reimbursements(f)	8.39%	9.01%
Net investment loss(c)(f)	(1.20)%	(.78)%
Portfolio turnover rate	24%	31%

See footnote summary on page 26.

AB EMERGING MARKETS GROWTH PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2015 (unaudited)	November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 9.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.01
Net realized and unrealized loss on investment and foreign currency transactions	(1.30)	(.37)

Net decrease in net asset value from operations	(1.31)	(.36)

Less: Dividends
Dividends from net investment income	(.02)	– 0	–

Net asset value, end of period	$ 8.31	$ 9.64

Total Return
Total investment return based on net asset value(e)	(13.58)%	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,140	$4,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.40%	1.45%
Expenses, before waivers/reimbursements(f)	7.37%	8.01%
Net investment income (loss)(c)(f)	(.20)%	.22%
Portfolio turnover rate	24%	31%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

26	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Laurent Saltiel(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Mr. Saltiel is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB EMERGING MARKETS GROWTH PORTFOLIO •	27

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Emerging Markets Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in securities of emerging market companies and related derivatives.3 In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, but it is not required to do so. The Adviser may also take long and short positions in currencies (or related derivatives) independent of any such security positions.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	An emerging market company will be any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as “High Income” by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

28	• AB EMERGING MARKETS GROWTH PORTFOLIO

The Adviser does not intend to utilize derivatives in its management of the Portfolio to a substantial extent, although derivatives may be used for a variety of purposes, including gaining exposure to equity markets and hedging purposes. As a result of these investments, the Portfolio’s gross exposure may at times exceed its net assets, but the Adviser does not expect that the Portfolio will utilize substantial leverage.

The Portfolio’s benchmark will be the MSCI Emerging Markets Index (Capitalization Weighted). The Adviser expects Lipper and Morningstar to place the Portfolio in their Emerging Markets Equity and Diversified Emerging Markets categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

4	Jones v. Harris at 1427.

AB EMERGING MARKETS GROWTH PORTFOLIO •	29

Portfolio	Advisory Fee
Emerging Markets Growth Portfolio[5],[6],[7]	1.175% on 1st $1 billion
1.05% on next $1 billion
1.00% on next $1 billion
0.90% on net $3 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[8]		Fiscal Year End
Emerging Markets Growth Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.70 2.40 1.90 1.65 1.40 1.40 1.50 1.40 1.40	% % % % % % % % %	1.70 2.47 2.14 1.83 1.50 1.45 1.50 1.40 1.40	% % % % % % % % %	June 30

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The proposed advisory fee schedules for the Portfolios is identical to that of the Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”) although, since November 1, 2011, the Adviser has been waiving 5 basis points in advisory fees for the SCB Fund portfolio, and such waiver will be in effect through September 30, 2014.

7	The proposed advisory fee schedule for the Portfolios is also identical to that of AllianceBernstein Cap Fund, Inc. – Emerging Markets Equity Portfolio, which before its liquidation, invested primarily in emerging markets value securities.

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

30	• AB EMERGING MARKETS GROWTH PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule, set forth below are would have been the effective advisory fee of the Portfolio

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB EMERGING MARKETS GROWTH PORTFOLIO •	31

had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Emerging Markets Growth Portfolio	$250.0	Emerging Markets Growth 1.00% on 1st $25 million 0.90% on next $25 million 0.75% on the balance Minimum account size: $25m	0.790%	1.175%	0.385%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Growth Portfolio	Emerging Markets Portfolio	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $1 billion 0.85% thereafter The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2014	1.125%	1.175%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Growth Portfolio	Emerging Markets Growth Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

32	• AB EMERGING MARKETS GROWTH PORTFOLIO

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Growth Portfolio	Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.80%
	Emerging Markets Growth Stock A / B	Nomura Sec.	0.90%
	Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.85%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the all-in fee of 0.80%.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB EMERGING MARKETS GROWTH PORTFOLIO •	33

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
Emerging Markets Growth Portfolio	1.175	1.115	11/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Growth Portfolio	1.695	1.669	10/16	1.728	26/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

34	• AB EMERGING MARKETS GROWTH PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity

AB EMERGING MARKETS GROWTH PORTFOLIO •	35

rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

36	• AB EMERGING MARKETS GROWTH PORTFOLIO

comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Office recommended that the Directors should consider discussing with the Adviser reducing the proposed advisory fee for the Portfolio by 5 basis points. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive

Dated: March 5, 2014

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB EMERGING MARKETS GROWTH PORTFOLIO •	37

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

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FIXED INCOME

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FIXED INCOME (continued)

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Select US Long/Short Portfolio

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MULTI-ASSET (continued)

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CLOSED-END FUNDS

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

38	• AB EMERGING MARKETS GROWTH PORTFOLIO

AB Family of Funds

NOTES

AB EMERGING MARKETS GROWTH PORTFOLIO •	39

NOTES

40	• AB EMERGING MARKETS GROWTH PORTFOLIO

NOTES

AB EMERGING MARKETS GROWTH PORTFOLIO •	41

NOTES

42	• AB EMERGING MARKETS GROWTH PORTFOLIO

NOTES

AB EMERGING MARKETS GROWTH PORTFOLIO •	43

NOTES

44	• AB EMERGING MARKETS GROWTH PORTFOLIO

AB EMERGING MARKETS GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMG-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

February 16, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2015.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by AllianceBernstein L.P. (the “Adviser”) to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended December 31, 2015.

All share classes of the Fund declined in absolute terms but outperformed the benchmark for the six-month period, before sales charges. Both sector and security selection contributed to performance versus the benchmark; currency selection detracted. Underweights in the energy and materials sectors contributed, as these sectors came under pressure amid declining commodity prices. An overweight in financials detracted. Stock selection in the technology and financials sectors contributed, and detracted in the consumer discretionary and consumer staples sectors. As to currencies, an overweight to Kazakhstan contributed, while an overweight to Brazil detracted; in currency selection, the resulting overweight in the Kazakhstan tenge and the Brazilian real detracted.

All share classes of the Fund declined in absolute terms and underperformed the benchmark for the 12-month period, before sales charges. Both security and sector selection were positive versus the

AB GLOBAL CORE EQUITY PORTFOLIO •	1

benchmark; while currency selection detracted. Underweights in the energy and materials sectors contributed, as these sectors came under pressure amid declining commodity prices. An underweight in consumer discretionary and an overweight in financials detracted. Stock selection in the technology and health care sectors contributed, and detracted in the consumer discretionary and energy sectors. An overweight to Denmark and Germany contributed, while an underweight to Japan and an overweight to Brazil detracted. As to currencies, an overweight in the Kazakhstan tenge and the Brazilian real through equity investments in these markets, detracted.

The Fund did not utilize derivatives for either period.

Market Review and Investment Strategy

Volatility surged over the six-month period, leading to choppy markets for global equities. An August swoon gave way to uneven trading before global stocks finally touched bottom in late September. While a strong rally helped investors pare losses, markets remained skittish at year end. Returns for the period were generally negative, especially in emerging markets, though US equities ended flat. Notably, a strong US dollar dampened returns for US dollar–based investors.

By late summer, as concerns over Greece appeared to fade, investors turned their attention to China. A sudden devaluation of China’s currency stoked fears of a global economic slowdown, prompting a steep pullback in markets worldwide. Uncertainty over a hard landing continued to disorient investors even as the year closed. The ongoing slump in commodities and oil also unsettled investors, though they were somewhat heartened when the US Federal Reserve finally raised rates. The move simultaneously conveyed a vote of confidence in the US economy while removing a long-standing uncertainty that weighed on markets.

2	• AB GLOBAL CORE EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL CORE EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED DECEMBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Core Equity Portfolio
Class A	-4.40%	-2.77%

Class C	-4.78%	-3.54%

Advisor Class*	-4.27%	-2.54%

MSCI ACWI	-4.90%	-2.36%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.77%	-6.87%
Since Inception*	-2.43%	-6.06%

Class C Shares
1 Year	-3.54%	-4.51%
Since Inception*	-3.20%	-3.20%

Advisor Class Shares†
1 Year	-2.54%	-2.54%
Since Inception*	-2.20%	-2.20%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.84%, 4.73% and 2.43% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 11/12/2014.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL CORE EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.87%
Since Inception*	-6.06%

Class C Shares
1 Year	-4.51%
Since Inception*	-3.20%

Advisor Class Shares†
1 Year	-2.54%
Since Inception*	-2.20%

*	Inception date: 11/12/2014.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB GLOBAL CORE EQUITY PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$956.00	$5.65	1.15%
Hypothetical**	$1,000	$1,019.36	$5.84	1.15%
Class C
Actual	$1,000	$952.20	$9.32	1.90%
Hypothetical**	$1,000	$1,015.58	$9.63	1.90%
Advisor Class
Actual	$1,000	$957.30	$4.43	0.90%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB GLOBAL CORE EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $135.0

*	All data are as of December 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Bermuda, Chile, Denmark, France, Luxembourg and Russia.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GLOBAL CORE EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
SAP SE	$7,571,643	5.6%
UnitedHealth Group, Inc.	7,044,166	5.2
Procter & Gamble Co. (The)	7,004,756	5.2
American Express Co.	6,453,197	4.8
McGraw Hill Financial, Inc.	6,141,238	4.6
CME Group, Inc./IL – Class A	4,589,887	3.4
Microsoft Corp.	4,236,398	3.1
Johnson & Johnson	3,647,587	2.7
Kone OYJ – Class B	3,638,580	2.7
Gilead Sciences, Inc.	3,566,037	2.6
	$53,893,489	39.9%

*	Long-term investments.

10	• AB GLOBAL CORE EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 26.5%
Banks – 2.5%
DBS Group Holdings Ltd.	124,900	$1,463,766
US Bancorp	45,390	1,936,791

		3,400,557

Capital Markets – 1.7%
BlackRock, Inc. – Class A	3,426	1,166,622
T. Rowe Price Group, Inc.	16,343	1,168,361

		2,334,983

Consumer Finance – 4.8%
American Express Co.	92,785	6,453,197

Diversified Financial Services – 16.5%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	436,200	1,192,691
Cielo SA	85,780	724,599
CME Group, Inc./IL – Class A	50,661	4,589,887
London Stock Exchange Group PLC	63,581	2,572,366
Markit Ltd.(a)	33,179	1,001,010
McGraw Hill Financial, Inc.	62,297	6,141,238
Moody’s Corp.	33,369	3,348,245
Singapore Exchange Ltd.	505,800	2,735,579

		22,305,615

Insurance – 1.0%
Arthur J Gallagher & Co.	31,731	1,299,067

		35,793,419

Health Care – 16.6%
Biotechnology – 2.6%
Gilead Sciences, Inc.	35,241	3,566,037

Health Care Providers & Services – 8.0%
Anthem, Inc.	8,755	1,220,797
Express Scripts Holding Co.(a)	28,914	2,527,373
UnitedHealth Group, Inc.	59,879	7,044,166

		10,792,336

Pharmaceuticals – 6.0%
Johnson & Johnson	35,510	3,647,587
Novo Nordisk A/S – Class B	23,320	1,350,186
Roche Holding AG	4,840	1,341,205
Valeant Pharmaceuticals International, Inc.(a)	16,650	1,691,352

		8,030,330

		22,388,703

Information Technology – 16.2%
Communications Equipment – 1.2%
Cisco Systems, Inc.	32,062	870,643
F5 Networks, Inc.(a)	8,230	797,981

		1,668,624

AB GLOBAL CORE EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 1.4%
carsales.com Ltd.	222,241	$1,882,170

IT Services – 2.8%
Automatic Data Processing, Inc.	17,470	1,480,059
Visa, Inc. – Class A	29,926	2,320,761

		3,800,820

Software – 10.8%
Check Point Software Technologies Ltd.(a)	33,677	2,740,634
Microsoft Corp.	76,359	4,236,398
SAP SE	95,417	7,571,643

		14,548,675

		21,900,289

Industrials – 14.7%
Air Freight & Logistics – 0.9%
CH Robinson Worldwide, Inc.	19,890	1,233,578

Commercial Services & Supplies – 2.9%
Stericycle, Inc.(a)	11,080	1,336,248
Taiwan Secom Co., Ltd.	859,000	2,547,726

		3,883,974

Electrical Equipment – 3.3%
ABB Ltd. (REG)(a)	181,689	3,242,716
Schneider Electric SE (Paris)	20,703	1,176,012

		4,418,728

Machinery – 6.2%
Dover Corp.	53,640	3,288,668
Kone OYJ – Class B	85,935	3,638,580
Parker-Hannifin Corp.	14,223	1,379,347

		8,306,595

Professional Services – 1.4%
Experian PLC	109,326	1,932,272

		19,775,147

Consumer Staples – 9.5%
Beverages – 2.5%
Diageo PLC	125,548	3,428,435

Food Products – 1.8%
Hershey Co. (The)	11,190	998,931
Mead Johnson Nutrition Co. – Class A	17,480	1,380,046

		2,378,977

Household Products – 5.2%
Procter & Gamble Co. (The)	88,210	7,004,756

		12,812,168

Consumer Discretionary – 9.0%
Diversified Consumer Services – 3.5%
Service Corp. International/US	117,160	3,048,503

12	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Sotheby’s		63,890	$1,645,807

			4,694,310

Media – 3.0%
Omnicom Group, Inc.		36,330	2,748,728
RELX NV		78,720	1,325,826

			4,074,554

Specialty Retail – 0.8%
Tiffany & Co.		14,045	1,071,493

Textiles, Apparel & Luxury Goods – 1.7%
HUGO BOSS AG		11,501	948,937
Samsonite International SA		456,900	1,372,258

			2,321,195

			12,161,552

Utilities – 2.7%
Electric Utilities – 0.9%
Enersis SA (Sponsored ADR)		96,952	1,177,967

Water Utilities – 1.8%
Guangdong Investment Ltd.		1,766,000	2,484,909

			3,662,876

Materials – 2.1%
Chemicals – 2.1%
BASF SE		12,744	970,813
Praxair, Inc.		18,010	1,844,224

			2,815,037

Energy – 1.9%
Oil, Gas & Consumable Fuels – 1.9%
KazMunaiGas Exploration Production JSC (GDR)(b)		207,608	1,544,604
LUKOIL PJSC (Sponsored ADR)		32,279	1,048,583

			2,593,187

Total Common Stocks (cost $138,764,225)			133,902,378

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(c)(d) (cost $581,146)		581,146	581,146

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (1.00)%, 1/04/16	CHF	14	13,560
(0.631)%, 1/04/16	EUR	13	13,972

AB GLOBAL CORE EQUITY PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Zero Coupon, 1/04/16	DKK	91		$13,256
0.005%, 1/04/16	HKD	214		27,599
0.005%, 1/04/16	JPY	69		576
0.05%, 1/04/16	CAD	1		847
0.076%, 1/04/16	GBP	10		14,326
0.10%, 1/04/16	SGD	17		12,119
0.968%, 1/04/16	AUD	– 0	–*	234

Total Time Deposits (cost $97,169)				96,489

Total Short Term Investments (cost $678,315)				677,635

Total Investments – 99.7% (cost $139,442,540)				134,580,013
Other assets less liabilities – 0.3%				459,907

Net Assets – 100.0%				$135,039,920

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of this security amounted to $1,544,604 or 1.1% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

14	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $138,861,394)	$133,998,867
Affiliated issuers (cost $581,146)	581,146
Foreign currencies, at value (cost $3,697)	3,646
Receivable for capital stock sold	750,516
Dividends and interest receivable	264,520

Total assets	135,598,695

Liabilities
Payable for investment securities purchased and foreign currency transactions	405,780
Advisory fee payable	69,369
Custody fee payable	30,741
Payable for capital stock redeemed	22,200
Offering expenses payable	12,000
Administrative fee payable	5,080
Transfer Agent fee payable	2,261
Distribution fee payable	63
Accrued expenses and other liabilities	11,281

Total Liabilities	558,775

Net Assets	$135,039,920

Composition of Net Assets
Capital stock, at par	$1,405
Additional paid-in capital	143,136,082
Undistributed net investment income	129,034
Accumulated net realized loss on investment and foreign currency transactions	(3,362,802)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,863,799)

$135,039,920

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$251,482	26,200	$9.60	*

C	$12,101	1,260	$9.60

Advisor	$134,776,337	14,026,560	$9.61

*	The maximum offering price per share for Class A shares was $10.03, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2015 (Unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,312)	$1,302,657
Affiliated issuers	1,032
Securities lending income	14,877	$1,318,566

Expenses
Advisory fee (see Note B)	452,475
Distribution fee—Class A	243
Distribution fee—Class C	59
Transfer agency—Class A	16
Transfer agency—Class C	1
Transfer agency—Advisor Class	10,293
Custodian	39,326
Registration fees	30,716
Amortization of offering expenses	30,022
Audit and tax	23,895
Legal	20,424
Administrative	19,177
Directors’ fees	10,574
Printing	3,246
Miscellaneous	11,238

Total expenses	651,705
Less: expenses waived and reimbursed by the Adviser (see Note B)	(108,202)

Net expenses		543,503

Net investment income		775,063

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(3,247,960)
Foreign currency transactions		(7,578)
Net change in unrealized appreciation/depreciation on:
Investments		(2,350,616)
Foreign currency denominated assets and liabilities		358

Net loss on investment and foreign currency transactions		(5,605,796)

Net Decrease in Net Assets from Operations		$(4,830,733)

See notes to financial statements.

16	• AB GLOBAL CORE EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2015 (unaudited)	November 12, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$775,063	$558,282
Net realized gain (loss) on investment and foreign currency transactions	(3,255,538)	240,770
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(2,350,258)	(2,513,541)

Net decrease in net assets from operations	(4,830,733)	(1,714,489)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,958)	(22)
Class C	– 0	–	(11)
Advisor Class	(1,198,525)	(12,500)
Net realized gain on investment and foreign currency transactions
Class A	(664)	– 0	–
Class C	(33)	– 0	–
Advisor Class	(349,964)	– 0	–
Capital Stock Transactions
Net increase	40,004,183	103,144,636

Total increase	33,622,306	101,417,614
Net Assets
Beginning of period	101,417,614	– 0	–

End of period (including undistributed net investment income of $129,034 and $554,454, respectively)	$135,039,920	$101,417,614

*	Commencement of operations.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Core Equity Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K,

18	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an

AB GLOBAL CORE EQUITY PORTFOLIO •	19

Notes to Financial Statements

independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable

20	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$27,104,418	$8,689,001		$	– 0	–	$35,793,419
Health Care	19,697,312	2,691,391			– 0	–	22,388,703
Information Technology	12,446,476	9,453,813			– 0	–	21,900,289
Industrials	7,237,841	12,537,306			– 0	–	19,775,147
Consumer Staples	9,383,733	3,428,435			– 0	–	12,812,168
Consumer Discretionary	8,514,531	3,647,021			– 0	–	12,161,552
Utilities	1,177,967	2,484,909			– 0	–	3,662,876
Materials	1,844,224	970,813			– 0	–	2,815,037
Energy	2,593,187	– 0	–		– 0	–	2,593,187

AB GLOBAL CORE EQUITY PORTFOLIO •	21

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$581,146		$	– 0	–	$	– 0	–	$581,146
Time Deposits	– 0	–		96,489			– 0	–	96,489

Total Investments in Securities	90,580,835			43,999,178	†		– 0	–	134,580,013
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$90,580,835			$43,999,178		$	– 0	–	$134,580,013

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $4,653,776 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $1,795,680 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools was not used during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

22	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains

AB GLOBAL CORE EQUITY PORTFOLIO •	23

Notes to Financial Statements

and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $60,725 were deferred and amortized on a straight line basis over a one year period starting from November 12, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.75% of the first $25 billion of the Fund’s average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion, and 0.60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through January 20, 2016 are subject to repayment by the Fund until June 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before October 31, 2016. For the six months ended December 31, 2015, such waiver/reimbursement amounted to $108,202.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2015, the reimbursement for such services amounted to $19,177.

24	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,036 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $85 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$1,173	$23,480	$24,072	$581	$1

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $50,429, none of which was paid to Sanford C. Bernstein & Co., LLC and none was paid to Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations,

AB GLOBAL CORE EQUITY PORTFOLIO •	25

Notes to Financial Statements

the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$63,147,217		$23,214,298
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,340,201
Gross unrealized depreciation	(8,202,728)

Net unrealized depreciation	$(4,862,527)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions during the six months ended December 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also

26	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $14,877 and $369 from the borrowers and AB Exchange Reserves, respectively, for the six months ended December 31, 2015; these amounts are reflected in the statement of operations. At December 31, 2015, the Fund had no securities on loan and had received no cash collateral. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$	– 0 –	$8,394	$8,394	$	– 0 –

AB GLOBAL CORE EQUITY PORTFOLIO •	27

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2015 (unaudited)	November 12, 2014* to June 30, 2015		Six Months Ended December 31, 2015 (unaudited)	November 12, 2014* to June 30, 2015

Class A
Shares sold	25,209	67,951		$251,354	$703,868

Shares issued in reinvestment of dividends and distributions	278	– 0	–	2,622	– 0	–

Shares redeemed	(3,979)	(63,259)		(39,312)	(645,879)

Net increase	21,508	4,692		$214,664	$57,989

Class C
Shares sold	127	1,132		$1,259	$11,350

Shares issued in reinvestment of dividends and distributions	1	– 0	–	7	– 0	–

Net increase	128	1,132		$1,266	$11,350

Advisor Class
Shares sold	4,530,058	10,564,104		$44,412,116	$109,221,271

Shares issued in reinvestment of dividends and distributions	154,237	– 0	–	1,457,540	– 0	–

Shares redeemed	(629,657)	(592,182)		(6,081,403)	(6,145,974)

Net increase	4,054,638	9,971,922		$39,788,253	$103,075,297

*	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

28	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk— In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal period ended June 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$12,533

Total taxable distributions paid	$12,533

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$895,688
Unrealized appreciation/(depreciation)	(2,611,379	)(a)

Total accumulated earnings/(deficit)	$(1,715,691)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

AB GLOBAL CORE EQUITY PORTFOLIO •	29

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2015 (unaudited)	November 12, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.11	†

Net increase (decrease) in net asset value from operations	(.45)	.17

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.10)	(.02)

Net asset value, end of period	$ 9.60	$ 10.15

Total Return
Total investment return based on net asset value(d)	(4.40)%	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%	1.15%
Expenses, before waivers/reimbursements(e)	1.32%	2.84%
Net investment income(c)(e)	1.07%	.90%
Portfolio turnover rate	20%	24%

See footnote summary on page 33.

AB GLOBAL CORE EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2015 (unaudited)	November 12, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.11	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	.07	†

Net increase (decrease) in net asset value from operations	(.48)	.12

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.03)	(.01)

Net asset value, end of period	$ 9.60	$ 10.11

Total Return
Total investment return based on net asset value(d)	(4.78)%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.90%	1.90%
Expenses, before waivers/reimbursements(e)	2.09%	4.73%
Net investment income(c)(e)	.27%	.81%
Portfolio turnover rate	20%	24%

See footnote summary on page 33.

32	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2015 (unaudited)	November 12, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 10.16	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.01	†

Net increase (decrease) in net asset value from operations	(.44)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.11)	(.03)

Net asset value, end of period	$ 9.61	$ 10.16

Total Return
Total investment return based on net asset value(d)	(4.27)%	1.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,776	$101,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%	.90%
Expenses, before waivers/reimbursements(e)	1.08%	2.43%
Net investment income(c)(e)	1.29%	2.71%
Portfolio turnover rate	20%	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	33

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David Dalgas(2), Vice President Kenneth Graversen(2), Vice President Klaus Ingemann(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Investment Policy Team portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas, Graversen, and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	• AB GLOBAL CORE EQUITY PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Global Core Equity Portfolio (the “Portfolio”).2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. The Adviser will seek to achieve this objective by investing in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, and at least 40% of the Portfolio’s net assets will be invested in securities of non-U.S. companies. The Portfolio will invest in companies in at least three countries, including the United States.

The Portfolio will principally be comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. In managing the Portfolio, the Adviser will have no bias towards any investment style, economic sector, and country or company size. The Portfolio’s holdings of non-U.S. companies will frequently include some companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Portfolio. While the Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, it is not required to, and frequently will not, do so.

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	35

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Global Large Cap Core and World Stock categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily NetAssets
Global Core Equity Portfolio	0.75% on the first $2.5 billion 0.65% on the next $2.5 billion 0.60% on the balance

3	Jones v. Harris at 1427.

36	• AB GLOBAL CORE EQUITY PORTFOLIO

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Global Core Equity Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.15 1.90 1.40 1.15 0.90 0.90 0.90	% % % % % % %	1.26 2.03 1.70 1.39 1.06 1.01 0.96	% % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate

4	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB GLOBAL CORE EQUITY PORTFOLIO •	37

with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.6

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Global Core Equity Portfolio	$250.0	Global Core Equity 0.80% on 1st $25 million 0.60% on next $50 million 0.50% on the balance Minimum account size: $50m	0.550%	0.750%	0.200%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

38	• AB GLOBAL CORE EQUITY PORTFOLIO

sold to non-United States resident investors. The Adviser charges the following fee for Global Core Equity, a Luxembourg fund that has a somewhat similar investment style as the Portfolio

Portfolio	Luxembourg Fund	Fee[7]
Global Core Equity Portfolio	Global Core Equity
	Class A2	1.50%
	Class I2 (Institutional)	0.70%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Class A shares of Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB GLOBAL CORE EQUITY PORTFOLIO •	39

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Core Equity Portfolio[12]	0.750	0.909	1/13

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Core Equity Portfolio[15]	1.150	1.430	1/13	1.400	4/31

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	The Portfolio’s EG includes the Portfolio, three other Global Large-Cap Core Funds (“GLCC”), two Global Multi-Cap Core Funds (“GMLC”), six Global Large-Cap Growth Funds (“GLCG”) and one Global Multi-Cap Growth Fund (“GMLG”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load GLCC, GMLC, GLCG and GMLG, excluding outliers.

40	• AB GLOBAL CORE EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These

AB GLOBAL CORE EQUITY PORTFOLIO •	41

credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

42	• AB GLOBAL CORE EQUITY PORTFOLIO

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the August 5-7, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

AB GLOBAL CORE EQUITY PORTFOLIO •	43

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

44	• AB GLOBAL CORE EQUITY PORTFOLIO

AB Family of Funds

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GCE-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 29, 2015+	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$983.50	$5.07	1.20%
Hypothetical**	$1,000	$1,019.10	$6.09	1.20%
Class C
Actual	$1,000	$980.40	$8.23	1.95%
Hypothetical**	$1,000	$1,015.33	$9.88	1.95%
Advisor Class
Actual	$1,000	$984.50	$4.02	0.95%
Hypothetical**	$1,000	$1,020.36	$4.82	0.95%

+	Commencement of operations.

*	Actual expenses paid are based on the period from July 29, 2015 (commencement of operations) and are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period multiplied by 156/366 (to reflect the since inception period). Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.9

*	All data are as of December 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Belgium, China, Denmark, Finland, Norway, Portugal, Singapore and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Imperial Tobacco Group PLC	$79,226	2.7%
British American Tobacco PLC	77,748	2.7
Amadeus IT Holding SA – Class A	70,079	2.4
Oracle Corp. Japan	69,840	2.4
Roche Holding AG	69,277	2.4
Nippon Telegraph & Telephone Corp.	67,657	2.3
Tatts Group Ltd.	66,355	2.3
Ryanair Holdings PLC (Sponsored ADR)	64,586	2.2
NN Group NV	63,862	2.2
Reckitt Benckiser Group PLC	61,993	2.1
	$690,623	23.7%

*	Long-term investments.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 21.3%
Banks – 10.6%
Australia & New Zealand Banking Group Ltd.	720	$14,530
Bank Hapoalim BM	4,080	21,061
BOC Hong Kong Holdings Ltd.	14,000	42,512
Danske Bank A/S	720	19,319
DBS Group Holdings Ltd.	1,100	12,892
Hang Seng Bank Ltd.	2,700	51,417
Mitsubishi UFJ Financial Group, Inc.	6,400	39,643
Resona Holdings, Inc.	4,700	22,824
Seven Bank Ltd.	10,000	43,855
Sumitomo Mitsui Financial Group, Inc.	1,100	41,515

		309,568

Capital Markets – 0.9%
Partners Group Holding AG	70	25,175

Diversified Financial Services – 2.2%
Euronext NV(a)	730	37,455
IG Group Holdings PLC	2,380	28,138

		65,593

Insurance – 7.6%
Direct Line Insurance Group PLC	8,280	49,631
Euler Hermes Group	370	35,622
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	180	35,863
NN Group NV	1,810	63,862
Sampo Oyj – Class A	420	21,328
T&D Holdings, Inc.	1,100	14,513

		220,819

		621,155

Consumer Discretionary – 17.2%
Automobiles – 0.4%
Fuji Heavy Industries Ltd.	300	12,359

Hotels, Restaurants & Leisure – 4.9%
Betfair Group PLC	300	17,249
Domino’s Pizza Group PLC	920	14,259
Star Entertainment Group Ltd. (The)	4,140	15,192
Tatts Group Ltd.	20,900	66,355
William Hill PLC	4,850	28,305

		141,360

Household Durables – 0.7%
Berkeley Group Holdings PLC	400	21,745

Leisure Products – 0.9%
Bandai Namco Holdings, Inc.	1,200	25,353

4	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 8.0%
CTS Eventim AG & Co. KGaA	770	$30,530
RELX PLC	1,630	28,746
Rightmove PLC	240	14,585
Sky PLC	890	14,590
Thomson Reuters Corp.	1,120	42,422
Wolters Kluwer NV	1,720	57,764
WPP PLC	1,990	45,773

		234,410

Multiline Retail – 0.5%
Next PLC	130	13,958

Specialty Retail – 1.2%
Card Factory PLC	2,960	15,936
WH Smith PLC	750	19,488

		35,424

Textiles, Apparel & Luxury Goods – 0.6%
Pacific Textiles Holdings Ltd.	11,000	16,970

		501,579

Information Technology – 13.4%
Communications Equipment – 0.7%
VTech Holdings Ltd.	2,000	20,669

Internet Software & Services – 1.1%
Moneysupermarket.com Group PLC	5,680	30,726

IT Services – 5.1%
Amadeus IT Holding SA – Class A	1,590	70,079
CGI Group, Inc. – Class A(b)	390	15,614
Obic Co., Ltd.	600	31,761
SCSK Corp.	800	32,143

		149,597

Software – 6.5%
Check Point Software Technologies Ltd.(b)	260	21,159
Constellation Software, Inc./Canada	50	20,846
NICE-Systems Ltd.	660	37,924
Oracle Corp. Japan	1,500	69,840
Sage Group PLC (The)	1,850	16,437
SAP SE	290	23,012

		189,218

		390,210

Health Care – 12.6%
Biotechnology – 1.4%
CSL Ltd.	550	41,932

Health Care Providers & Services – 1.6%
Sonic Healthcare Ltd.	3,590	46,480

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 9.6%
Novartis AG (REG)	680	$58,493
Recordati SpA	2,350	61,314
Roche Holding AG	250	69,277
Sanofi	290	24,714
Shionogi & Co Ltd	500	22,615
Teva Pharmaceutical Industries Ltd.	650	42,407

		278,820

		367,232

Consumer Staples – 10.8%
Food & Staples Retailing – 2.0%
Alimentation Couche-Tard, Inc. – Class B	640	28,172
Koninklijke Ahold NV	770	16,242
Loblaw Cos., Ltd.	310	14,639

		59,053

Food Products – 1.3%
Nestle SA (REG)	290	21,528
Salmar ASA	840	14,660

		36,188

Household Products – 2.1%
Reckitt Benckiser Group PLC	670	61,993

Tobacco – 5.4%
British American Tobacco PLC	1,400	77,748
Imperial Tobacco Group PLC	1,500	79,226

		156,974

		314,208

Telecommunication Services – 8.7%
Diversified Telecommunication Services – 8.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	24,369	53,645
HKT Trust & HKT Ltd.	28,000	35,767
Nippon Telegraph & Telephone Corp.	1,700	67,657
Singapore Telecommunications Ltd.	14,000	36,096
Telenor ASA	2,400	40,005
Telstra Corp., Ltd.	4,820	19,587

		252,757

Industrials – 8.5%
Aerospace & Defense – 1.1%
QinetiQ Group PLC	8,160	32,523

Air Freight & Logistics – 0.6%
bpost SA	720	17,667

Airlines – 3.6%
Japan Airlines Co., Ltd.	1,100	39,372
Ryanair Holdings PLC (Sponsored ADR)	747	64,586

		103,958

6	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.7%
Berendsen PLC	1,380	$21,877

Machinery – 1.0%
KION Group AG(b)	560	27,769

Professional Services – 1.5%
Experian PLC	2,440	43,126

		246,920

Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Royal Dutch Shell PLC – Class B	1,660	37,833
TOTAL SA	1,153	51,690

		89,523

Materials – 2.2%
Chemicals – 1.7%
Croda International PLC	320	14,338
Givaudan SA (REG)(b)	20	36,299

		50,637

Containers & Packaging – 0.5%
Amcor Ltd./Australia	1,440	13,990

		64,627

Utilities – 1.2%
Electric Utilities – 1.2%
EDP – Energias de Portugal SA	9,610	34,628

Total Common Stocks (cost $2,931,953)		2,882,839

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(c)(d) (cost $19,621)	19,621	19,621

Total Investments – 99.7% (cost $2,951,574)		2,902,460
Other assets less liabilities – 0.3%		9,277

Net Assets – 100.0%		$2,911,737

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	116	USD	82	1/15/16	$(2,218)
Brown Brothers Harriman & Co.	CAD	195	USD	150	1/15/16	8,976
Brown Brothers Harriman & Co.	EUR	53	USD	59	1/15/16	1,224
Brown Brothers Harriman & Co.	GBP	85	USD	130	1/15/16	4,553

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	7

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	HKD	231	USD	30	1/15/16	$(2)
Brown Brothers Harriman & Co.	ILS	465	USD	121	1/15/16	1,313
Brown Brothers Harriman & Co.	JPY	5,545	USD	46	1/15/16	(368)
Brown Brothers Harriman & Co.	NOK	248	USD	30	1/15/16	2,119
Brown Brothers Harriman & Co.	SGD	14	USD	10	1/15/16	49
Brown Brothers Harriman & Co.	USD	22	CAD	29	1/15/16	(811)
Brown Brothers Harriman & Co.	USD	64	CHF	62	1/15/16	(1,996)
Brown Brothers Harriman & Co.	USD	278	EUR	247	1/15/16	(9,669)
Brown Brothers Harriman & Co.	USD	32	GBP	21	1/15/16	(853)
Brown Brothers Harriman & Co.	USD	164	JPY	19,636	1/15/16	(551)
Brown Brothers Harriman & Co.	USD	86	SEK	709	1/15/16	(2,155)
Brown Brothers Harriman & Co.	HKD	430	USD	56	4/18/16	(6)
Brown Brothers Harriman & Co.	ILS	172	USD	44	4/18/16	(146)
Brown Brothers Harriman & Co.	USD	121	JPY	14,673	4/18/16	1,517
Royal Bank of Scotland PLC	CNY	95	USD	15	1/15/16	259

						$1,235

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of this security amounted to $37,455 or 1.3% of net assets.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

8	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,931,953)	$2,882,839
Affiliated issuers (cost $19,621)	19,621
Foreign currencies, at value (cost $30,900)	30,901
Receivable from Adviser	73,162
Receivable for investment securities sold and foreign currency transactions	46,875
Prepaid expenses	26,520
Unrealized appreciation on forward currency exchange contracts	20,010
Dividends receivable	3,801

Total assets	3,103,729

Liabilities
Payable for investment securities purchased and foreign currency contracts	65,582
Offering expenses payable	46,000
Audit and tax fee payable	21,545
Unrealized depreciation on forward currency exchange contracts	18,775
Legal fee payable	17,670
Custody fee payable	12,090
Transfer Agent fee payable	585
Distribution fee payable	10
Accrued expenses and other liabilities	9,735

Total Liabilities	191,992

Net Assets	$2,911,737

Composition of Net Assets
Capital stock, at par	$30
Additional paid-in capital	2,999,970
Distributions in excess of net investment income	(20,478)
Accumulated net realized loss on investment and foreign currency transactions	(19,988)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(47,797)

$2,911,737

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,705	1,000	$9.71	*

C	$9,706	1,000	$9.71

Advisor	$2,892,326	298,000	$9.71

*	The maximum offering price per share for Class A shares was $10.14, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from July 29, 2015(a) to December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,701)	$31,211
Affiliated issuers	49	$31,260

Expenses
Advisory fee (see Note B)	9,227
Distribution fee—Class A	10
Distribution fee—Class C	41
Transfer agency—Class A	2
Transfer agency—Class C	2
Transfer agency—Advisor Class	617
Administrative	24,884
Audit and tax	21,545
Amortization of offering expenses	19,480
Legal	17,670
Custodian	12,090
Directors’ fees	9,300
Printing	3,100
Miscellaneous	1,085

Total expenses	119,053
Less: expenses waived and reimbursed by the Adviser (see Note B)	(107,314)

Net expenses		11,739

Net investment income		19,521

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(46,381)
Foreign currency transactions		26,393
Net change in unrealized appreciation/depreciation on:
Investments		(49,114)
Foreign currency denominated assets and liabilities		1,317

Net loss on investment and foreign currency transactions		(67,785)

Net Decrease in Net Assets from Operations		$(48,264)

(a)	Commencement of operations.

See notes to financial statements.

10	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

July 29, 2015(a) to December 31, 2015 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,521
Net realized loss on investment and foreign currency transactions	(19,988)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(47,797)

Net decrease in net assets from operations	(48,264)
Dividends to Shareholders from
Net investment income
Class A	(124)
Class C	(92)
Advisor Class	(39,783)
Capital Stock Transactions
Net increase	3,000,000

Total increase	2,911,737
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(20,478))	$2,911,737

(a)	Commencement of operations.

See notes to financial statements.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a

12	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	13

Notes to Financial Statements

60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

14	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$35,622		$585,533		$	– 0	–	$621,155
Consumer Discretionary	58,358		443,221			– 0	–	501,579
Information Technology	57,620		332,590			– 0	–	390,210
Health Care	– 0	–	367,232			– 0	–	367,232
Consumer Staples	42,811		271,397			– 0	–	314,208
Telecommunication Services	35,768		216,989			– 0	–	252,757
Industrials	64,586		182,334			– 0	–	246,920
Energy	– 0	–	89,523			– 0	–	89,523
Materials	– 0	–	64,627			– 0	–	64,627
Utilities	– 0	–	34,628			– 0	–	34,628
Short-Term Investments:
Investment Companies	19,621		– 0	–		– 0	–	19,621

Total Investments in Securities	314,386		2,588,074	†		– 0	–	2,902,460
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	20,010			– 0	–	20,010
Liabilities
Forward Currency Exchange Contracts	– 0	–	(18,775)			– 0	–	(18,775)

Total	$314,386		$2,589,309		$	– 0	–	$2,903,695

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	15

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

16	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	17

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from July 29, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20%, 1.95% and .95% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2016 are subject to repayment by the Portfolio until June 30, 2019. Any fees waived and expenses borne by the Adviser from July 1, 2016 through February 16, 2017 are subject to repayment by the Portfolio until June 30, 2020. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before February 16, 2017. For the period ended December 31, 2015, such waiver/reimbursement amounted to $82,430.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $24,884.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $43 for the period ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended December 31, 2015.

18	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2015 is as follows:

Market Value July 29, 2015* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$ – 0 –	$3,217	$3,197	$20	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2015 amounted to $2,895, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Portfolio for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	19

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,742,648		$764,319
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$93,538
Gross unrealized depreciation	(142,652)

Net unrealized depreciation	$(49,114)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

20	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

During the period ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$20,010	Unrealized depreciation on forward currency exchange contracts	$18,775

Total		$20,010		$18,775

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	21

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$23,070	$1,235

Total		$23,070	$1,235

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended December 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$608,248
Average principal amount on sale contracts	$620,720

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Brown Brothers Harriman & Co.	$19,751	$(18,775)		$	– 0	–	$	– 0	–	$976
Royal Bank of Scotland PLC	259	– 0	–		– 0	–		– 0	–	259

Total	$20,010	$(18,775)		$	– 0	–	$	– 0	–	$1,235	^

22	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Brown Brothers Harriman & Co.	$18,775	$(18,775)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$18,775	$(18,775)	$	– 0	–	$	– 0	–	$	– 0	–^

^	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 29, 2015* to December 31, 2015 (unaudited)	July 29, 2015* to December 31, 2015 (unaudited)

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	298,000	$2,980,000

Net increase	298,000	$2,980,000

*	Commencement of operations.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	23

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk— In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

24	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 29, 2015(a) to December 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized loss on investment and foreign currency transactions	(.22)

Net decrease in net asset value from operations	(.17)

Less: Dividends
Dividends from net investment income	(.12)

Net asset value, end of period	$ 9.71

Total Return
Total investment return based on net asset value(d)	(1.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%
Expenses, before waivers/reimbursements(e)	9.92%
Net investment income(c)(e)	1.34%
Portfolio turnover rate	27%

See footnote summary on page 28.

26	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 29, 2015(a) to December 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized loss on investment and foreign currency transactions	(.22)

Net decrease in net asset value from operations	(.20)

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 9.71

Total Return
Total investment return based on net asset value(d)	(1.96)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.95%
Expenses, before waivers/reimbursements(e)	10.67%
Net investment income(c)(e)	.59%
Portfolio turnover rate	27%

See footnote summary on page 28.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 29, 2015(a) to December 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized loss on investment and foreign currency transactions	(.23)

Net decrease in net asset value from operations	(.16)

Less: Dividends
Dividends from net investment income	(.13)

Net asset value, end of period	$ 9.71

Total Return
Total investment return based on net asset value(d)	(1.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%
Expenses, before waivers/reimbursements(e)	9.67%
Net investment income(c)(e)	1.59%
Portfolio turnover rate	27%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

28	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	29

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB International Strategic Core Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on May 5-7, 2015.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the

30	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser manages a non-fee paying discretionary account composite with a similar investment style and the directors reviewed performance information for this composite. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	31

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 75 basis points was lower than the Lipper expense group median.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee is reasonable.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

32	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation of 1.20% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.20%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 120 basis points, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio, reflecting the proposed expense limitation agreement, was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	33

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB International Strategic Core Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its investment objective by investing primarily in equity securities. The Portfolio will, under normal circumstances, focus its investments in securities of non-U.S. companies, and invest in companies in at least three countries other than the U.S.

The Portfolio will invest in companies that are determined by the Adviser to offer long term sustainability profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive opportunities.3 The Adviser believes that this approach will result in the Portfolio being subject to less volatility than many other international mutual funds and the Portfolio’s benchmark, the MSCI EAFE Index.

1	The Senior Officer’s fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Factors that the Adviser will consider include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, lack of market sensitivity, and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the relevant broad stock market to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. This appraisal technique will attempt to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

34	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

The Portfolio will primarily invest in mid- and large-capitalization companies, which are currently defined for the Portfolio as companies that have market capitalizations of $1.5 billion or more. The Portfolio’s holdings will frequently include some companies located in emerging markets (average investment exposure of 5-10%). The Adviser may adjust the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, primarily to minimize currency risk.

The Portfolio’s benchmark will be the MSCI EAFE Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective International Large Cap Blend and Foreign Large Blend categories, respectively.4

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

4	The minimum market capitalizations for large international or foreign stocks defined by Lipper and Morningstar are $12.4 billion and $5 billion, respectively.

5	Jones v. Harris at 1427.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	35

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	NYAG Category	Advisory Fee Schedule Based on Average Daily Net Assets
International Strategic Core Portfolio	International	0.75% on the first $2.5 billion 0.65% on the next $2.5 billion 0.60% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
International Strategic Core Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.20 1.95 1.45 1.20 0.95 0.95 0.95	% % % % % % %	1.28 2.05 1.72 1.41 1.08 1.03 0.98	% % % % % % %	June

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	37

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)	Difference
International Strategic Core Portfolio	$250.0	International Strategic Core 0.55% on first $25 million 0.50% on next $25 million 0.45% on next $50 million 0.35% on the balance	0.405%	0.750%	0.345%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of the SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB International Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Fund Advisory Fee (%)
International Strategic Core Portfolio	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[9]	0.750%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Low Volatility Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio. Low Volatility Equity Portfolio is similar to the Portfolio in terms of its investment approach; however, the Luxembourg fund has global a profile, as opposed to that of the Portfolio, which is international:

Portfolio	Luxembourg Fund	Fee[10]
International Strategic Core Portfolio	Low Volatility Equity Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

9	The estimated advisory fee for SCB Fund—International Portfolio of 0.875% includes the five basis points advisory waiver.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
International Strategic Core Portfolio[15]	0.750	0.880	3/11

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	The Portfolio’s EG consists of the Portfolio, five other International Large Cap Core (“ILCC”) funds and five International Large Cap Growth (“ILCG”) funds.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	39

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Strategic Core Portfolio[18]	1.200	1.380	3/11	1.354	5/24

Based on this analysis, the Portfolio has a lower contractual management fee than the EG median. In addition, the Portfolio’s total expense ratio is lower than both EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

18	The Portfolio’s EU consists of the Portfolio, the EG, and all other ILCC and ILCG funds.

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reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide brokerage, transfer agent, and distribution related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, and contingent deferred sales charges (“CDSC”).19 In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The Rule 12b-1 fee rates proposed for the Portfolio varies depending on the share class. Class A shares will be charged a fee of up to 0.25%, which reflect discussions between the Board and the Adviser regarding the reduction in the Rule 12b-1 fee rate, from 0.30% to 0.25%, charged to Class A shares of most AB Mutual Funds.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	41

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.20

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the

20	In this regard, it should be noted that the Portfolio’s advisory fee schedule has breakpoints on asset levels of $2.5 billion and $5.0 billion.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

42	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser has an institutional composite with a similar investment style as the Portfolio. Performance information for the institutional composite was discussed with the Directors at the May 5-7, 2015 meetings

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	43

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

44	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

AB Family of Funds

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ISCP-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

February 16, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2015.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund many invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2015.

AB SELECT US EQUITY PORTFOLIO •	1

For the six-month period, all share classes underperformed the benchmark, before sales charges. For the 12-month period, all share classes underperformed the benchmark, except Advisor Class and Class I shares, before sales charges. During the six-month period, the Fund’s security selection within the industrials, technology, and materials sectors, as well as an underweight to the energy sector, contributed to relative performance. Security selection within the consumer discretionary, health care and financials sectors, as well as an underweight to technology and overweight to the materials sectors, detracted. During the 12-month period, the Fund’s security selection within the consumer staples, materials and industrial sectors, as well as both security selection and an underweight to the energy sector, contributed relative to the benchmark. However, security selection within the consumer discretionary and health care sectors, an overweight to materials, and underweight to technology, detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

During the 12-month period, commodity-related sectors and companies faced significant pressures as crude oil prices declined. Concerns about a potential Greek exit from the euro zone resurfaced, China’s economic growth continued to slow, and the country moved to devalue its currency, the yuan, in August. Investors feared the implications of slowing Chinese economic growth on the rest of the world and the market corrected aggressively. Health care was another sector that faced significant pressures in the last half of the period as politicians threatened plans to combat high drug prices, while a health care sector favorite came under scrutiny. At the end of the period, the US Federal Reserve (the “Fed”) finally began to tighten its interest rate policy, albeit modestly, raising the target Fed Funds rate by 25 basis points.

Needless to say, 2015 proved to be a year characterized by both volatility and a market led by a few strong gainers with the average stock down, resulting in minimal gains for investors. Quality and growth outpaced the rest of the market as cyclicals faced significant pressure; debt leverage was also punished. The S&P 500 Index’s total return was positive at 1.4%, but the broader market finished with lower returns. For example, one measure of the broader market, the Russell 2000 Index, was down 4.4% in 2015, which underpins the fact that it was another difficult year for active managers to beat the S&P.

2	• AB SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Equity Portfolio
Class A	0.01%	1.18%

Class C	-0.37%	0.43%

Advisor Class*	0.11%	1.41%

Class R*	-0.10%	0.88%

Class K*	-0.10%	1.08%

Class I*	0.12%	1.43%

S&P 500 Index	0.15%	1.38%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.18%	-3.10%
Since Inception*	15.18%	13.97%

Class C Shares
1 Year	0.43%	-0.51%
Since Inception*	14.36%	14.36%

Advisor Class Shares†
1 Year	1.41%	1.41%
Since Inception*	15.53%	15.53%

Class R Shares†
1 Year	0.88%	0.88%
Since Inception*	14.91%	14.91%

Class K Shares†
1 Year	1.08%	1.08%
Since Inception*	15.14%	15.14%

Class I Shares†
1 Year	1.43%	1.43%
Since Inception*	15.49%	15.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.19%, 1.19%, 1.72%, 1.59% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Absent reimbursements or waivers, performance would have been lower, with the exception of Class A, Class C, Advisor Class, Class R and Class I shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/08/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.10%
Since Inception*	13.97%

Class C Shares
1 Year	-0.51%
Since Inception*	14.36%

Advisor Class Shares†
1 Year	1.41%
Since Inception*	15.53%

Class R Shares†
1 Year	0.88%
Since Inception*	14.91%

Class K Shares†
1 Year	1.08%
Since Inception*	15.14%

Class I Shares†
1 Year	1.43%
Since Inception*	15.49%

*	Inception date: 12/08/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.10	$7.34	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Class C
Actual	$1,000	$996.30	$11.09	2.21%
Hypothetical**	$1,000	$1,014.03	$11.19	2.21%
Advisor Class
Actual	$1,000	$1,001.10	$6.09	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class R
Actual	$1,000	$999.00	$8.64	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Class K
Actual	$1,000	$999.00	$7.79	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Class I
Actual	$1,000	$1,001.20	$5.94	1.18%
Hypothetical**	$1,000	$1,019.20	$5.99	1.18%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.9

TEN LARGEST HOLDINGS†

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
US Bancorp	$15,893,252	4.9%
Pfizer, Inc.	15,748,476	4.8
Wyndham Worldwide Corp.	14,307,836	4.4
Alphabet, Inc. – Class C	13,196,164	4.0
Medtronic PLC	12,849,563	3.9
Lockheed Martin Corp.	11,728,706	3.6
CVS Health Corp.	11,282,072	3.4
Kroger Co. (The)	10,352,172	3.2
Alliance Data Systems Corp.	10,010,728	3.1
Microsoft Corp.	9,593,546	2.9
	$124,962,515	38.2%

*	All data are as of December 31, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Information Technology – 21.8%
Communications Equipment – 2.2%
Cisco Systems, Inc.	264,247	$7,175,627

Internet Software & Services – 6.5%
Alphabet, Inc. – Class C(a)	17,389	13,196,164
eBay, Inc.(a)	119,380	3,280,563
Facebook, Inc. – Class A(a)	46,486	4,865,225

		21,341,952

IT Services – 6.2%
Alliance Data Systems Corp.(a)	36,196	10,010,728
International Business Machines Corp.	15,696	2,160,083
Sabre Corp.	113,825	3,183,685
Vantiv, Inc. – Class A(a)	102,790	4,874,302

		20,228,798

Software – 4.5%
Electronic Arts, Inc.(a)	74,830	5,142,318
Microsoft Corp.	172,919	9,593,546

		14,735,864

Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	73,651	7,752,504

		71,234,745

Financials – 15.3%
Banks – 7.8%
Citigroup, Inc.	69,502	3,596,729
US Bancorp	372,469	15,893,252
Wells Fargo & Co.	108,018	5,871,858

		25,361,839

Capital Markets – 0.8%
Goldman Sachs Group, Inc. (The)	13,862	2,498,348

Consumer Finance – 0.9%
Synchrony Financial(a)	98,170	2,985,350

Diversified Financial Services – 2.4%
Berkshire Hathaway, Inc. – Class B(a)	24,580	3,245,543
McGraw Hill Financial, Inc.	45,964	4,531,131

		7,776,674

Insurance – 0.9%
ACE Ltd.	25,394	2,967,289

Real Estate Investment Trusts (REITs) – 2.5%
Crown Castle International Corp.	96,188	8,315,453

		49,904,953

AB SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 15.2%
Biotechnology – 1.9%
AbbVie, Inc.	49,469	$2,930,544
Gilead Sciences, Inc.	31,371	3,174,431

		6,104,975

Health Care Equipment & Supplies – 3.9%
Medtronic PLC	167,051	12,849,563

Health Care Providers & Services – 2.8%
McKesson Corp.	16,312	3,217,216
UnitedHealth Group, Inc.	52,231	6,144,455

		9,361,671

Pharmaceuticals – 6.6%
Pfizer, Inc.	487,871	15,748,476
Shire PLC (ADR)	8,619	1,766,895
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	61,040	4,006,665

		21,522,036

		49,838,245

Consumer Discretionary – 14.0%
Diversified Consumer Services – 0.8%
ServiceMaster Global Holdings, Inc.(a)	64,985	2,550,011

Hotels, Restaurants & Leisure – 5.9%
McDonald’s Corp.	42,541	5,025,794
Wyndham Worldwide Corp.	196,942	14,307,836

		19,333,630

Household Durables – 0.6%
Honest Co., Inc. (The) (Preference Shares)(a)(b)(c)	4,005	157,677
Lennar Corp. – Class A	37,326	1,825,614

		1,983,291

Internet & Catalog Retail – 1.5%
Priceline Group, Inc. (The)(a)	2,248	2,866,088
TripAdvisor, Inc.(a)	23,517	2,004,824

		4,870,912

Media – 3.5%
Liberty Media Corp. – Class A(a)	81,444	3,196,677
Time Warner, Inc.	25,561	1,653,030
Walt Disney Co. (The)	61,988	6,513,699

		11,363,406

Specialty Retail – 1.7%
AutoNation, Inc.(a)	64,521	3,849,323
Home Depot, Inc. (The)	13,831	1,829,150

		5,678,473

		45,779,723

10	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 12.6%
Food & Staples Retailing – 6.6%
CVS Health Corp.	115,394	$11,282,072
Kroger Co. (The)	247,482	10,352,172

		21,634,244

Food Products – 3.1%
General Mills, Inc.	30,440	1,755,170
Kellogg Co.	38,608	2,790,200
Mead Johnson Nutrition Co. – Class A	28,667	2,263,260
Tyson Foods, Inc. – Class A	59,252	3,159,909

		9,968,539

Tobacco – 2.9%
Reynolds American, Inc.	205,407	9,479,533

		41,082,316

Industrials – 10.2%
Aerospace & Defense – 7.7%
Honeywell International, Inc.	45,559	4,718,546
Lockheed Martin Corp.	54,012	11,728,706
Northrop Grumman Corp.	25,796	4,870,543
United Technologies Corp.	40,061	3,848,660

		25,166,455

Airlines – 0.6%
Delta Air Lines, Inc.	42,152	2,136,685

Industrial Conglomerates – 1.4%
General Electric Co.	142,619	4,442,582

Road & Rail – 0.5%
Union Pacific Corp.	22,432	1,754,182

		33,499,904

Energy – 4.3%
Energy Equipment & Services – 0.5%
Schlumberger Ltd.	22,670	1,581,233

Oil, Gas & Consumable Fuels – 3.8%
Chevron Corp.	31,267	2,812,779
Exxon Mobil Corp.	75,498	5,885,069
Marathon Petroleum Corp.	39,732	2,059,707
Occidental Petroleum Corp.	24,769	1,674,632

		12,432,187

		14,013,420

Materials – 2.4%
Chemicals – 1.1%
Dow Chemical Co. (The)	71,557	3,683,755

Containers & Packaging – 1.3%
Sealed Air Corp.	94,422	4,211,221

		7,894,976

AB SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company		Shares		U.S. $ Value

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
Verizon Communications, Inc.		103,116		$4,766,021

Total Common Stocks (cost $286,668,955)				318,014,303

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(d)(e) (cost $10,537,161)		10,537,161		10,537,161

		Principal Amount (000)
Time Deposit – 0.0%
BBH Grand Cayman 0.05%, 1/04/16 (cost $9)	CAD	– 0	–*	7

Total Short-Term Investments (cost $10,537,170)				10,537,168

Total Investments – 100.5% (cost $297,206,125)				328,551,471
Other assets less liabilities – (0.5)%				(1,629,748)

Net Assets – 100.0%				$326,921,723

*	Principal amount is less than 500.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

CAD – Canadian Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $286,668,964)	$318,014,310
Affiliated issuers (cost $10,537,161)	10,537,161
Receivable for investment securities sold	6,786,153
Dividends receivable	395,691
Receivable for capital stock sold	390,421

Total assets	336,123,736

Liabilities
Payable for investment securities purchased	8,510,921
Advisory fee payable	277,611
Payable for capital stock redeemed	274,705
Distribution fee payable	17,059
Transfer Agent fee payable	15,985
Administrative fee payable	14,914
Accrued expenses and other liabilities	90,818

Total Liabilities	9,202,013

Net Assets	$326,921,723

Composition of Net Assets
Capital stock, at par	$2,265
Additional paid-in capital	302,717,336
Undistributed net investment income	18,298
Accumulated net realized loss on investment and foreign currency transactions	(7,161,522)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	31,345,346

$326,921,723

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,671,702	1,222,742	$14.45	*

C	$14,654,135	1,043,644	$14.04

Advisor	$255,853,089	17,684,431	$14.47

R	$14,342	1,006	$14.26

K	$3,689,595	257,598	$14.32

I	$35,038,860	2,442,755	$14.34

*	The maximum offering price per share for Class A shares was $15.09, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,846)	$2,958,340
Affiliated issuers	8,357	$2,966,697

Expenses
Advisory fee (see Note B)	1,657,107
Distribution fee—Class A	22,093
Distribution fee—Class C	79,442
Distribution fee—Class R	39
Distribution fee—Class K	4,561
Transfer agency—Class A	4,184
Transfer agency—Class C	3,724
Transfer agency—Advisor Class	61,246
Transfer agency—Class R	5
Transfer agency—Class K	3,461
Transfer agency—Class I	3,625
Custodian	114,568
Registration fees	43,244
Administrative	27,373
Audit and tax	21,712
Legal	20,910
Printing	14,832
Directors’ fees	10,565
Miscellaneous	13,641

Total expenses	2,106,332
Less: expenses waived and reimbursed by the Adviser (see Note B)	(942)

Net expenses		2,105,390

Net investment income		861,307

Realized and Unrealized Gain (Loss) on Investment
Net realized gain on:
Investment transactions		4,400,832
Net change in unrealized appreciation/depreciation on:
Investments		(4,839,879)

Net loss on investment transactions		(439,047)

Net Increase in Net Assets from Operations		$422,260

See notes to financial statements.

14	• AB SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$861,307	$889,304
Net realized gain on investment and foreign currency transactions	4,400,832	26,710,607
Net change in unrealized appreciation/depreciation on investments	(4,839,879)	(1,537,352)
Contributions from Affiliates (See Note B)	– 0	–	1,527

Net increase in net assets from operations	422,260	26,064,086
Dividends and Distributions to Shareholders from
Net investment income
Class A	(19,513)	(66,538)
Advisor Class	(1,048,883)	(933,307)
Class K	(2,569)	– 0	–
Class I	(145,456)	(130,920)
Net realized gain on investment and foreign currency transactions
Class A	(1,280,486)	(2,303,832)
Class C	(1,090,322)	(1,045,509)
Advisor Class	(18,289,480)	(18,456,046)
Class R	(1,116)	(1,243)
Class K	(263,651)	(238,923)
Class I	(2,493,212)	(2,942,373)
Capital Stock Transactions
Net increase	13,058,289	51,715,460

Total increase (decrease)	(11,154,139)	51,660,855
Net Assets
Beginning of period	338,075,862	286,415,007

End of period (including undistributed net investment income of $18,298 and $373,412, respectively)	$326,921,723	$338,075,862

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Select US Equity Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently

16	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

being offered. As of December 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price

AB SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable

18	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$71,234,745		$	– 0	–	$	– 0	–	$71,234,745
Financials	49,904,953			– 0	–		– 0	–	49,904,953
Health Care	49,838,245			– 0	–		– 0	–	49,838,245
Consumer Discretionary	45,622,046			– 0	–		157,677		45,779,723
Consumer Staples	41,082,316			– 0	–		– 0	–	41,082,316
Industrials	33,499,904			– 0	–		– 0	–	33,499,904
Energy	14,013,420			– 0	–		– 0	–	14,013,420
Materials	7,894,976			– 0	–		– 0	–	7,894,976
Telecommunication Services	4,766,021			– 0	–		– 0	–	4,766,021
Short-Term Investments:
Investment Companies	10,537,161			– 0	–		– 0	–	10,537,161
Time Deposits	– 0	–		7			– 0	–	7

Total Investments in Securities	328,393,787			7			157,677		328,551,471
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$328,393,787			$7			$157,677		$328,551,471

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

AB SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Consumer Discretionary			Total
Balance as of 6/30/15	$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(25,572)			(25,572)
Purchases		183,249			183,249
Sales		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 12/31/15		$157,677			$157,677

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15**		$(25,572)			$(25,572)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior

20	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before October 31, 2016. For the six months ended December 31, 2015, such waiver/reimbursement amounted to $942. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60% of daily average net assets for Class A.

For the year ended June 30, 2015, the Adviser reimbursed the Fund $1,527 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2015, such fee amounted to $27,373.

22	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $27,762 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $543 from the sale of Class A shares and received $0 and $574 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$ 11,734	$85,675	$86,872	$10,537	$8

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $365,771, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and

AB SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $49,754, $156 and $3,071 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$457,246,993		$467,158,951
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$33,065,594
Gross unrealized depreciation	(1,720,248)

Net unrealized appreciation	$31,345,346

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

24	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

Class A
Shares sold	176,395	1,407,684	$2,698,699	$22,305,251

Shares issued in reinvestment of dividends and distributions	77,495	137,821	1,134,523	2,076,968

Shares redeemed	(249,222)	(1,450,405)	(3,843,618)	(22,782,891)

Net increase (decrease)	4,668	95,100	$(10,396)	$1,599,328

Class C
Shares sold	71,369	491,624	$1,065,564	$7,607,744

Shares issued in reinvestment of dividends and distributions	54,917	54,997	781,473	812,303

Shares redeemed	(187,877)	(135,262)	(2,799,354)	(2,083,408)

Net increase (decrease)	(61,591)	411,359	$(952,317)	$6,336,639

Advisor Class
Shares sold	1,699,062	4,104,906	$26,211,467	$64,474,672

Shares issued in reinvestment of dividends and distributions	1,220,673	1,252,078	17,895,069	18,893,856

Shares redeemed	(1,930,353)	(3,075,415)	(29,911,494)	(48,500,993)

Net increase	989,382	2,281,569	$14,195,042	$34,867,535

AB SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

Class K
Shares sold	9,366	54,102	$142,275	$851,734

Shares issued in reinvestment of dividends and distributions	18,347	15,971	266,218	238,922

Shares redeemed	(3,593)	(9,650)	(54,040)	(149,615)

Net increase	24,120	60,423	$354,453	$941,041

Class I
Shares sold	78,865	764,650	$1,200,947	$11,917,231

Shares issued in reinvestment of dividends and distributions	176,677	205,280	2,567,117	3,073,035

Shares redeemed	(279,497)	(446,746)	(4,296,557)	(7,019,349)

Net increase (decrease)	(23,955)	523,184	$(528,493)	$7,970,917

Class R did not have any transactions in capital shares for the six months ended December 31, 2015 and the year ended June 30, 2015, respectively.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

26	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$24,012,274	$9,137,794
Long-term capital gains	2,106,417	275,974

Total taxable distributions paid	$26,118,691	$9,413,768

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,770,509
Undistributed capital gains	10,316,460
Unrealized appreciation/(depreciation)	29,327,581	(a)

Total accumulated earnings/(deficit)	$48,414,550

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2015, the Fund did not have any capital loss carryforwards.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to

AB SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.56	$ 15.62	$ 13.26	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(b)	.03	.01	.02	.04	(c)	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.20	2.68	2.42	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.02	1.21	2.70	2.46	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.03)	(.02)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.13)	(1.27)	(.34)	(.33)	– 0	–

Net asset value, end of period	$ 14.45	$ 15.56	$ 15.62	$ 13.26	$ 11.13

Total Return
Total investment return based on net asset value(e)	0.01%	8.02%	20.53%	22.53%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,672	$18,958	$17,535	$10,285	$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46	%(f)	1.45%	1.49%	1.60%	1.60	%(f)
Expenses, before waivers/reimbursements	1.46	%(f)	1.45%	1.49%	2.02%	12.00	%(f)
Net investment income	.33	%(f)	.08%	.12%	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

AB SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.19	$ 15.34	$ 13.11	$ 11.09	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.03)	(.10)	(.08)	(.05	)(c)	(.03	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.19	2.63	2.40	1.12
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.04)	1.09	2.55	2.35	1.09

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Net asset value, end of period	$ 14.04	$ 15.19	$ 15.34	$ 13.11	$ 11.09

Total Return
Total investment return based on net asset value(e)	(0.37)%	7.31%	19.65%	21.59%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,654	$16,791	$10,645	$2,528	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.21	%(f)	2.19%	2.20%	2.30%	2.30	%(f)
Expenses, before waivers/reimbursements	2.21	%(f)	2.19%	2.20%	2.70%	23.45	%(f)
Net investment loss	(.42	)%(f)	(.66)%	(.57)%	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

30	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.60	$ 15.64	$ 13.26	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.05	.06	.07	(c)	.07	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.21	2.68	2.43	1.08
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.04	1.26	2.74	2.50	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)	(.04)	(.06)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.17)	(1.30)	(.36)	(.39)	– 0	–

Net asset value, end of period	$ 14.47	$ 15.60	$ 15.64	$ 13.26	$ 11.15

Total Return
Total investment return based on net asset value(e)	0.11%	8.40%	20.89%	22.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$255,853	$260,521	$225,377	$116,470	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(f)	1.19%	1.19%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.21	%(f)	1.19%	1.19%	2.01%	8.77	%(f)
Net investment income	.58	%(f)	.34%	.42%	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

AB SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.37	$ 15.44	$ 13.13	$ 11.05	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.01	(.03)	(.01)	.01	(c)	.00	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.20	2.64	2.40	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00	(d)	1.17	2.63	2.41	1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.11)	(1.24)	(.32)	(.33)	(.06)

Net asset value, end of period	$ 14.26	$ 15.37	$ 15.44	$ 13.13	$ 11.05

Total Return
Total investment return based on net asset value(e)	(0.10)%	7.80%	20.23%	22.26%	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$15	$16	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72	%(f)	1.72%	1.70%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	1.72	%(f)	1.72%	1.70%	3.27%	10.09	%(f)
Net investment income (loss)	.07	%(f)	(.18)%	(.10)%	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

32	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.43	$ 15.47	$ 13.14	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	(.00	)(d)	.01	.04	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	1.20	2.64	2.41	1.10
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.01	1.20	2.65	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.12)	(1.24)	(.32)	(.38)	(.06)

Net asset value, end of period	$ 14.32	$ 15.43	$ 15.47	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	(0.10)%	8.05%	20.37%	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,690	$3,604	$2,678	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(f)	1.55%	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	1.60	%(f)	1.59%	1.62%	2.64%	7.75	%(f)
Net investment income (loss)(c)	.25	%(f)	(.02)%	.07%	.29%	.51	%(f)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

AB SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 15.48	$ 15.52	$ 13.17	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.05	.06	.07	(c)	.04	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	1.20	2.65	2.40	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.03	1.25	2.71	2.47	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.05)	(.04)	(.06)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.17)	(1.29)	(.36)	(.39)	(.06)

Net asset value, end of period	$ 14.34	$ 15.48	$ 15.52	$ 13.17	$ 11.09

Total Return
Total investment return based on net asset value(e)	0.12%	8.34%	20.81%	22.82%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,039	$38,186	$30,164	$8,179	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%(f)	1.22%	1.18%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.18	%(f)	1.22%	1.18%	2.78%	8.25	%(f)
Net investment income	.60	%(f)	.31%	.40%	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	144%	348%	495%	560%	269%

See footnote summary on page 35.

34	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	35

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Messrs. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

36	• AB SELECT US EQUITY PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB SELECT US EQUITY PORTFOLIO •	37

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee Schedule[5]	Net Assets 3/31/15 ($MIL)
Select US Equity Portfolio	1.00% of average daily net assets	$358.5

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $63,273 (0.018% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

38	• AB SELECT US EQUITY PORTFOLIO

prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Select US Equity Portfolio[8]	Advisor	1.30%	1.18%	June 30
	Class A	1.55%[9]	1.46%	(ratios as of
	Class C	2.30%	2.18%	December 31, 2014)
	Class R	1.80%	1.73%
	Class K	1.55%	1.61%
	Class I	1.30%	1.24%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

6	Semi-annual total expense ratios are unaudited.
7	Annualized

8	The Portfolio’s current fiscal year exposure to ETFs is 2.40% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.005%.

9	Prior to November 1, 2014, the expense cap of the Portfolio’s Class A shares was 1.60%. The new expense cap reflects the reduction of12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

AB SELECT US EQUITY PORTFOLIO •	39

with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.11

Portfolio	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US	$358.5	Select US Equity (Long Only)	0.728%	1.000%
Equity		1.00% on 1st $25 million
Portfolio		0.80% on next $25 million
0.70% on the balance
Minimum account size: $200m

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set for below for Select US Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[12]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

40	• AB SELECT US EQUITY PORTFOLIO

The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Select US Equity Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.45% on the first $500 million 0.40% on next $500 million 0.35% on the balance	0.450%	1.000%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Portfolio’s contractual

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

AB SELECT US EQUITY PORTFOLIO •	41

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.750	11/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.17 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio	1.488	1.165	11/11	1.165	21/21

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year Class A share total expense ratio.

42	• AB SELECT US EQUITY PORTFOLIO

Based on this analysis, the Portfolio has an equally favorable ranking on a contractual management fee basis and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014 relative to calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

AB SELECT US EQUITY PORTFOLIO •	43

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,293, $121,755 and $4,948 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $58,449 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the

19	Effective November 1, 2014, ABI implemented a reduction to the Portfolio’s Class A distribution service payment rate from 0.30% to 0.25%.

44	• AB SELECT US EQUITY PORTFOLIO

Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance returns and rankings23 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the period ended February 28, 2015.25

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB SELECT US EQUITY PORTFOLIO •	45

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Equity Portfolio
1 year	14.60	12.54	12.95	3/11	37/132
3 year	17.80	15.55	16.69	2/11	30/118

Set forth below are the 1 and 3 years and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Select US Equity Portfolio	14.61	17.80	20.06	8.84	1.87	3
S&P 500 Index	15.51	18.00	20.48	9.36	1.79	3
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser its plans to reduce the Portfolio’s advisory fees and total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	• AB SELECT US EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB SELECT US EQUITY PORTFOLIO •	47

AB Family of Funds

NOTES

48	• AB SELECT US EQUITY PORTFOLIO

NOTES

AB SELECT US EQUITY PORTFOLIO •	49

NOTES

50	• AB SELECT US EQUITY PORTFOLIO

NOTES

AB SELECT US EQUITY PORTFOLIO •	51

NOTES

52	• AB SELECT US EQUITY PORTFOLIO

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0152-1215

DEC    12.31.15

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

February 16, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2015.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

AB SELECT US LONG/SHORT PORTFOLIO •	1

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2015.

All share classes underperformed the benchmark for both periods, before sales charges. During the six-month period, the Fund’s net market exposure ranged from 55% to 66%, ending the period at 55%. The Fund’s below-market exposure led it to underperform the fully-invested benchmark; however, the Fund’s security selection within both long and short holdings contributed to returns. Within the long portfolio, strong selection within the technology, consumer staples, and industrials sectors more than outweighed losses from selection within the health care, energy and consumer discretionary sectors. In the short portfolio, gains associated with market and sector hedges, and security selection within both the technology and financials sectors, outweighed losses from selection within consumer staples.

During the 12-month period, the Fund’s net market exposure ranged from 40% to 71%, ending the period at 55%. As in the six-month period, the

2	• AB SELECT US LONG/SHORT PORTFOLIO

Fund’s below market exposure led it to underperform the fully-invested benchmark, while the Fund’s security selection within both long and short holdings contributed to returns. Within the long portfolio, strong selection within the consumer staples, technology and consumer discretionary sectors outweighed losses from selection within the energy and financials sectors. In the short portfolio, gains associated with market and sector hedges and security selection within both the technology and materials sectors outweighed losses from selection within consumer staples.

The Fund utilized derivatives in the form of purchased options for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods; futures for hedging and investment purposes added to performance during both periods.

Market Review and Investment Strategy

During the 12-month period, commodity-related sectors and companies faced significant pressures as crude oil prices declined. Concerns about a potential Greek exit from the euro zone resurfaced, China’s economic growth continued to slow, and the country moved to devalue its currency, the yuan, in August. Investors feared the implications of slowing Chinese economic growth on the rest of the world and the market corrected aggressively. Health care was another sector that faced significant pressures in the last half of the period as politicians threatened plans to combat high drug prices, while a health care sector favorite came under scrutiny. At the end of the period, the US Federal Reserve (the “Fed”) finally began to tighten its interest rate policy, albeit modestly, raising the target Fed Funds rate by 25 basis points.

Needless to say, 2015 proved to be a year characterized by both volatility and a market led by a few strong gainers with the average stock down, resulting in minimal gains for investors. Quality and growth outpaced the rest of the market as cyclicals faced significant pressure; debt leverage was also punished. The S&P 500 Index’s total return was positive at 1.4%, but the broader market finished with lower returns. For example, one measure of the broader market, the Russell 2000 Index, was down 4.4% in 2015, which underpins the fact that it was another difficult year for active managers to beat the S&P.

AB SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Long/Short Portfolio
Class A	-0.95%	-1.03%

Class C	-1.32%	-1.74%

Advisor Class*	-0.77%	-0.77%

Class R*	-1.04%	-1.21%

Class K*	-0.87%	-0.95%

Class I*	-0.77%	-0.61%

S&P 500 Index	0.15%	1.38%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF DECEMBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.03%	-5.21%
Since Inception*	7.11%	5.61%

Class C Shares
1 Year	-1.74%	-2.69%
Since Inception*	6.35%	6.35%

Advisor Class Shares†
1 Year	-0.77%	-0.77%
Since Inception*	7.40%	7.40%

Class R Shares†
1 Year	-1.21%	-1.21%
Since Inception*	6.88%	6.88%

Class K Shares†
1 Year	-0.95%	-0.95%
Since Inception*	7.14%	7.14%

Class I Shares†
1 Year	-0.61%	-0.61%
Since Inception*	7.43%	7.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.27%, 3.04%, 2.04%, 2.57%, 2.31% and 1.97% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.21%
Since Inception*	5.61%

Class C Shares
1 Year	-2.69%
Since Inception*	6.35%

Advisor Class Shares†
1 Year	-0.77%
Since Inception*	7.40%

Class R Shares†
1 Year	-1.21%
Since Inception*	6.88%

Class K Shares†
1 Year	-0.95%
Since Inception*	7.14%

Class I Shares†
1 Year	-0.61%
Since Inception*	7.43%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.50	$11.41	2.28%
Hypothetical**	$1,000	$1,013.67	$11.54	2.28%
Class C
Actual	$1,000	$986.80	$15.23	3.05%
Hypothetical**	$1,000	$1,009.80	$15.41	3.05%
Advisor Class
Actual	$1,000	$992.30	$10.27	2.05%
Hypothetical**	$1,000	$1,014.83	$10.38	2.05%
Class R
Actual	$1,000	$989.60	$12.70	2.54%
Hypothetical**	$1,000	$1,012.37	$12.85	2.54%
Class K
Actual	$1,000	$991.30	$11.36	2.27%
Hypothetical**	$1,000	$1,013.72	$11.49	2.27%
Class I
Actual	$1,000	$992.30	$9.77	1.95%
Hypothetical**	$1,000	$1,015.33	$9.88	1.95%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SELECT US LONG/SHORT PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,457.6

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	10.5%	-0.7%
Consumer Staples	8.5	-0.5
Energy	3.2	—
Financials	11.8	-0.3
Funds and Investment Trusts	—	-11.8
Health Care	10.8	—
Industrials	6.9	—
Information Technology	15.4	-0.9
Materials	1.6	-0.6
Telecommunication Services	1.0	—

TEN LARGEST HOLDINGS*

Long

Company

US Bancorp	4.8%
Pfizer, Inc.	3.3
Wyndham Worldwide Corp.	3.0
Alphabet, Inc. – Class C	2.7
Medtronic PLC	2.7
Lockheed Martin Corp.	2.4
CVS Health Corp.	2.3
Kroger Co. (The)	2.1
Alliance Data Systems Corp.	2.1
Microsoft Corp.	2.0

Short

Company

SPDR S&P 500 ETF Trust	-9.5%
PowerShares Senior Loan Portfolio	-1.0
Financial Select Sector SPDR Fund	-0.9
Methanex Corp.	-0.6
SPDR S&P Retail ETF	-0.4
Whole Foods Market, Inc.	-0.3
ASML Holding NV	-0.2
LegacyTexas Financial Group, Inc.	-0.2
Skyworks Solutions, Inc.	-0.2
CoStar Group, Inc.	-0.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.7%
Information Technology – 15.4%
Communications Equipment – 1.5%
Cisco Systems, Inc.	796,531	$21,629,799

Internet Software & Services – 4.6%
Alphabet, Inc. – Class C(a)	52,420	39,780,490
eBay, Inc.(a)	360,139	9,896,620
Facebook, Inc. – Class A(a)	140,127	14,665,692
Pandora Media, Inc.(a)	56,845	762,291
Yahoo!, Inc.(a)	56,286	1,872,072

		66,977,165

IT Services – 4.2%
Alliance Data Systems Corp.(a)	109,190	30,198,678
International Business Machines Corp.	47,587	6,548,923
Sabre Corp.	343,109	9,596,759
Vantiv, Inc. – Class A(a)	309,847	14,692,945

		61,037,305

Software – 3.5%
Activision Blizzard, Inc.	90,281	3,494,778
Electronic Arts, Inc.(a)	225,564	15,500,758
Microsoft Corp.	521,238	28,918,284
Take-Two Interactive Software, Inc.(a)	79,287	2,762,359

		50,676,179

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	222,012	23,368,983

		223,689,431

Financials – 11.8%
Banks – 6.8%
Citigroup, Inc.	209,504	10,841,832
US Bancorp	1,639,740	69,967,706
Wells Fargo & Co.	325,604	17,699,833

		98,509,371

Capital Markets – 0.5%
Goldman Sachs Group, Inc. (The)	41,787	7,531,271

Consumer Finance – 0.6%
Synchrony Financial(a)	295,919	8,998,897

Diversified Financial Services – 1.6%
Berkshire Hathaway, Inc. – Class B(a)	74,512	9,838,565
McGraw Hill Financial, Inc.	138,555	13,658,752

		23,497,317

Insurance – 0.6%
ACE Ltd.	76,551	8,944,984

Real Estate Investment Trusts (REITs) – 1.7%
Crown Castle International Corp.	289,944	25,065,659

		172,547,499

AB SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 10.8%
Biotechnology – 1.5%
AbbVie, Inc.	149,118	$8,833,750
Amgen, Inc.	22,710	3,686,514
Gilead Sciences, Inc.	94,567	9,569,235

		22,089,499

Health Care Equipment & Supplies – 2.7%
Medtronic PLC	503,653	38,740,989

Health Care Providers & Services – 1.9%
McKesson Corp.	49,170	9,697,799
UnitedHealth Group, Inc.	157,445	18,521,830

		28,219,629

Pharmaceuticals – 4.7%
Allergan PLC(a)	12,205	3,814,063
Pfizer, Inc.	1,471,198	47,490,271
Shire PLC (ADR)	25,983	5,326,515
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	183,999	12,077,694

		68,708,543

		157,758,660

Consumer Discretionary – 10.5%
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings, Inc.(a)	195,889	7,686,684

Hotels, Restaurants & Leisure – 4.0%
McDonald’s Corp.	128,236	15,149,801
Wyndham Worldwide Corp.	594,249	43,172,190

		58,321,991

Household Durables – 0.4%
Honest Co. (The)(b)(c)	20,767	817,597
Lennar Corp.—Class A	112,514	5,503,060

		6,320,657

Internet & Catalog Retail – 1.2%
JD.com, Inc. (ADR)(a)	78,577	2,535,287
Priceline Group, Inc. (The)(a)	6,778	8,641,611
TripAdvisor, Inc.(a)	70,890	6,043,373

		17,220,271

Leisure Products – 0.1%
Mattel, Inc.	60,421	1,641,639

Media – 3.1%
AMC Networks, Inc. – Class A(a)	49,543	3,699,871
DreamWorks Animation SKG, Inc. – Class A(a)	82,560	2,127,571
IMAX Corp.(a)	50,405	1,791,394
Liberty Media Corp. – Class A(a)	245,502	9,635,954
Lions Gate Entertainment Corp.	80,184	2,597,160
Time Warner, Inc.	77,505	5,012,248
Walt Disney Co. (The)	187,118	19,662,359

		44,526,557

12	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.2%
AutoNation, Inc.(a)	194,492	$11,603,392
Home Depot, Inc. (The)	41,927	5,544,846

		17,148,238

		152,866,037

Consumer Staples – 8.5%
Food & Staples Retailing – 4.5%
CVS Health Corp.	348,077	34,031,488
Kroger Co. (The)	746,656	31,232,621

		65,264,109

Food Products – 2.0%
General Mills, Inc.	91,760	5,290,881
Kellogg Co.	116,381	8,410,855
Mead Johnson Nutrition Co. – Class A	86,415	6,822,464
Tyson Foods, Inc. – Class A	178,606	9,525,058

		30,049,258

Tobacco – 2.0%
Reynolds American, Inc.	619,779	28,602,801

		123,916,168

Industrials – 6.9%
Aerospace & Defense – 5.2%
Honeywell International, Inc.	137,332	14,223,476
Lockheed Martin Corp.	163,021	35,400,010
Northrop Grumman Corp.	77,762	14,682,243
United Technologies Corp.	120,760	11,601,413

		75,907,142

Airlines – 0.4%
Delta Air Lines, Inc.	127,060	6,440,671

Industrial Conglomerates – 0.9%
General Electric Co.	429,908	13,391,634

Road & Rail – 0.4%
Union Pacific Corp.	68,003	5,317,835

		101,057,282

Energy – 3.2%
Energy Equipment & Services – 0.4%
Schlumberger Ltd.	68,340	4,766,715

Oil, Gas & Consumable Fuels – 2.8%
Chevron Corp.	94,253	8,479,000
EOG Resources, Inc.	50,102	3,546,720
Exxon Mobil Corp.	227,579	17,739,783
Marathon Petroleum Corp.	119,770	6,208,877
Occidental Petroleum Corp.	74,664	5,048,033

		41,022,413

		45,789,128

AB SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 0.7%
Dow Chemical Co. (The)	215,741	$11,106,347

Containers & Packaging – 0.9%
Sealed Air Corp.	284,622	12,694,141

		23,800,488

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 1.0%
Verizon Communications, Inc.	310,826	14,366,378

Total Common Stocks (cost $1,000,498,660)		1,015,791,071

SHORT-TERM INVESTMENTS – 30.1%
Investment Companies – 30.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.30%(d)(e) (cost $438,065,200)	438,065,200	438,065,200

Total Investments Before Securities Sold Short – 99.7% (cost $1,438,563,860)		1,453,856,271

SECURITIES SOLD SHORT – (14.8)%
INVESTMENT COMPANIES – (11.8)%
Funds and Investment Trusts – (11.8)%
Financial Select Sector SPDR Fund	(578,805)	(13,763,983)
PowerShares Senior Loan Portfolio	(647,972)	(14,514,573)
SPDR S&P 500 ETF Trust	(675,966)	(137,822,708)
SPDR S&P Retail ETF	(123,077)	(5,321,849)

Total Investment Companies (proceeds $173,198,257)		(171,423,113)

COMMON STOCKS – (3.0)%
Information Technology – (0.9)%
Internet Software & Services – (0.3)%
Alibaba Group Holding Ltd. (ADR)(a)	(8,117)	(659,669)
CoStar Group, Inc.(a)	(13,160)	(2,720,040)
GrubHub, Inc.(a)	(41,204)	(997,137)

		(4,376,846)

IT Services – (0.1)%
Automatic Data Processing, Inc.	(11,448)	(969,874)

Semiconductors & Semiconductor Equipment – (0.5)%
ASML Holding NV	(40,447)	(3,590,480)
Skyworks Solutions, Inc.	(37,594)	(2,888,347)
STMicroelectronics NV (ADR)	(224,190)	(1,493,106)

		(7,971,933)

		(13,318,653)

14	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – (0.7)%
Automobiles – (0.1)%
Tesla Motors, Inc.(a)	(6,044)	$(1,450,621)

Hotels, Restaurants & Leisure – (0.2)%
Penn National Gaming, Inc.(a)	(40,773)	(653,184)
Scientific Games Corp. – Class A(a)	(71,787)	(643,929)
Six Flags Entertainment Corp.	(41,216)	(2,264,407)

		(3,561,520)

Internet & Catalog Retail – (0.1)%
Vipshop Holdings Ltd. (ADR)(a)	(72,381)	(1,105,258)

Media – (0.3)%
Discovery Communications, Inc. – Class A(a)	(66,279)	(1,768,324)
Gannett Co., Inc.	(97,584)	(1,589,643)
TEGNA, Inc.	(48,437)	(1,236,112)

		(4,594,079)

		(10,711,478)

Materials – (0.6)%
Chemicals – (0.6)%
Methanex Corp.	(256,217)	(8,457,723)

Consumer Staples – (0.5)%
Food & Staples Retailing – (0.5)%
Fresh Market, Inc. (The)(a)	(78,822)	(1,846,011)
Whole Foods Market, Inc.	(143,994)	(4,823,799)

		(6,669,810)

Financials – (0.3)%
Banks – (0.2)%
LegacyTexas Financial Group, Inc.	(123,240)	(3,083,465)

Real Estate Investment Trusts (REITs) – (0.1)%
Iron Mountain, Inc.	(52,909)	(1,429,072)

		(4,512,537)

Total Common Stocks (proceeds $44,707,290)		(43,670,201)

Total Securities Sold Short (proceeds $217,905,547)		(215,093,314)

Total Investments, Net of Securities Sold Short – 85.0% (cost $1,220,658,313)		1,238,762,957
Other assets less liabilities – 15.0%		218,839,025

Net Assets – 100.0%		$1,457,601,982

AB SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Russell 2000 Mini Futures	47	March 2016	$5,344,795	$5,318,050	$26,745

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

16	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,000,498,660)	$1,015,791,071
Affiliated issuers (cost $438,065,200)	438,065,200
Cash	172,197,554
Cash collateral due from broker	761,400
Foreign currencies, at value (cost $6)	6
Receivable for investment securities sold	79,561,362
Receivable for capital stock sold	2,874,824
Dividends receivable	1,464,107
Receivable for variation margin on exchange-traded derivatives	54,050

Total assets	1,710,769,574

Liabilities
Payable for securities sold short, at value (proceeds received $217,905,547)	215,093,314
Payable for investment securities purchased	23,510,296
Payable for capital stock redeemed	11,100,493
Advisory fee payable	2,188,006
Dividends payable	729,441
Distribution fee payable	219,244
Transfer Agent fee payable	26,828
Administrative fee payable	15,796
Accrued expenses	284,174

Total liabilities	253,167,592

Net Assets	$1,457,601,982

Composition of Net Assets
Capital stock, at par	$12,867
Additional paid-in capital	1,518,473,238
Accumulated net investment loss	(7,803,129)
Accumulated net realized loss on investment and foreign currency transactions	(71,212,145)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,131,151

$1,457,601,982

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$215,346,230	19,065,446	$11.30	*

C	$196,257,174	17,787,262	$11.03

Advisor	$1,032,221,287	90,608,993	$11.39

R	$623,144	55,590	$11.21

K	$30,256	2,677	$11.30

I	$13,123,891	1,151,332	$11.40

*	The maximum offering price per share for Class A shares was $11.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $18,069)	$10,207,774
Affiliated issuers	380,857	$10,588,631

Expenses
Advisory fee (see Note B)	14,093,922
Distribution fee—Class A	332,201
Distribution fee—Class C	1,094,049
Distribution fee—Class R	1,508
Distribution fee—Class K	38
Transfer agency—Class A	109,838
Transfer agency—Class C	91,076
Transfer agency—Advisor Class	479,788
Transfer agency—Class R	181
Transfer agency—Class K	8
Transfer agency—Class I	1,887
Custodian	174,076
Registration fees	84,095
Printing	63,788
Administrative	27,135
Audit and tax	24,615
Legal	19,190
Directors’ fees	10,448
Miscellaneous	31,466

Total operating expenses (see Note B)	16,639,309
Dividend expense on securities sold short	1,374,633
Broker fee on securities sold short	377,818

Total expenses		18,391,760

Net investment loss		(7,803,129)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(39,633,655)
Securities sold short		7,042,933
Futures		1,832,487
Foreign currency transactions		(1)
Net change in unrealized appreciation/depreciation of:
Investments		27,224,239
Securities sold short		(3,512,406)
Futures		94,747
Foreign currency denominated assets and liabilities		(24)

Net loss on investment and foreign currency transactions		(6,951,680)

Net Decrease in Net Assets from Operations		$(14,754,809)

See notes to financial statements.

18	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(7,803,129)	$(22,717,736)
Net realized gain (loss) on investment transactions and foreign currency transactions	(30,758,236)	80,565,593
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,806,556	(32,881,634)

Net increase (decrease) in net assets from operations	(14,754,809)	24,966,223
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(7,196,224)	(14,568,321)
Class C	(6,719,845)	(9,588,949)
Advisor Class	(34,563,006)	(50,363,897)
Class R	(20,624)	(19,159)
Class K	(985)	(496)
Class I	(425,374)	(1,185,199)
Capital Stock Transactions
Net increase (decrease)	(232,198,571)	296,067,543

Total increase (decrease)	(295,879,438)	245,307,745
Net Assets
Beginning of period	1,753,481,420	1,508,173,675

End of period (including accumulated net investment loss of ($7,803,129) and ($0), respectively)	$1,457,601,982	$1,753,481,420

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Select US Long/Short Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent

20	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably

AB SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Common Stock:
Information Technology	$223,689,431	$	– 0	–	$	– 0	–	$223,689,431
Financials	172,547,499		– 0	–		– 0	–	172,547,499
Health Care	157,758,660		– 0	–		– 0	–	157,758,660
Consumer Discretionary	152,048,440		– 0	–		817,597		152,866,037
Consumer Staples	123,916,168		– 0	–		– 0	–	123,916,168
Industrials	101,057,282		– 0	–		– 0	–	101,057,282
Energy	45,789,128		– 0	–		– 0	–	45,789,128
Materials	23,800,488		– 0	–		– 0	–	23,800,488
Telecommunication Services	14,366,378		– 0	–		– 0	–	14,366,378
Short-Term Investments	438,065,200		– 0	–		– 0	–	438,065,200
Liabilities:
Investment Companies	(171,423,113)		– 0	–		– 0	–	(171,423,113)
Common Stocks*	(43,670,201)		– 0	–		– 0	–	(43,670,201)

Total Investments in Securities	1,237,945,360		– 0	–		817,597		1,238,762,957

AB SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments**:
Assets:
Futures	$26,745		$	– 0	–	$	– 0	–	$26,745	#
Liabilities	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$1,237,972,105		$	– 0	–		$817,597		$1,238,789,702

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Total
Balance as of 6/30/15	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(132,597)			(132,597)
Purchases		950,194			950,194
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 12/31/15		$817,597			$817,597

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15*		$(132,597)			$(132,597)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

24	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

AB SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to October 31, 2014, the Expense Cap for Class A shares was 2.25% of average daily net assets. The Expense Caps will remain in effect until December 12, 2016 and then may be extended by the Advisor for additional one-year terms. For the six months ended December 31, 2015, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2015, the reimbursement for such services amounted to $27,135.

26	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $162,722 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,572 from the sale of Class A shares and received $9,779 and $30,165 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended December 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$ 557,854	$677,919	$797,708	$438,065	$381

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $2,004,914, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement

AB SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,056,616, $3,437 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 2,048,150,576	$2,213,934,179	$1,007,118,995	$1,081,839,917

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 31,301,239	$(16,008,828)	$15,292,411	$2,812,233	(a)	$18,104,644

(a)	Gross unrealized appreciation was $4,374,945 and gross unrealized depreciation was $(1,562,712), resulting in net unrealized appreciation of $2,812,233.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

28	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

AB SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended December 31, 2015, the Fund held purchased options for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a

30	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$26,745	*

Total		$26,745

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,832,487	$94,747

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(139,668)	41,239

Total		$1,692,819	$135,986

AB SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2015:

Futures:
Average original value of sale contracts	$14,156,413
Purchased Options:
Average monthly cost	$279,120	(a)

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$54,050	$	– 0	–	$	– 0	–	$	– 0	–	$54,050

Total	$54,050	$	– 0	–	$	– 0	–	$	– 0	–	$54,050

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the

32	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

borrowed securities at their market prices at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31 2015 (unaudited)	Year Ended June 30, 2015

Class A
Shares sold	2,496,060	13,310,399	$29,115,961	$160,069,495

Shares issued in reinvestment of distributions	512,108	1,041,586	5,832,905	12,186,561

Shares redeemed	(10,122,017)	(27,838,242)	(118,513,178)	(335,733,454)

Net decrease	(7,113,849)	(13,486,257)	$(83,564,312)	$(163,477,398)

Class C
Shares sold	1,093,862	8,312,666	$12,442,881	$98,821,362

Shares issued in reinvestment of distributions	551,644	749,816	6,139,797	8,637,876

Shares redeemed	(3,947,781)	(4,163,084)	(44,913,454)	(48,966,708)

Net increase (decrease)	(2,302,275)	4,899,398	$(26,330,776)	$58,492,530

Advisor Class
Shares sold	16,866,302	76,842,035	$198,184,800	$929,973,508

Shares issued in reinvestment of distributions	2,387,637	3,534,949	27,433,956	41,570,997

Shares redeemed	(28,942,616)	(46,723,229)	(338,226,935)	(560,389,782)

Net increase (decrease)	(9,688,677)	33,653,755	$(112,608,179)	$411,154,723

AB SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

	Shares			Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015		Six Months Ended December 31 2015 (unaudited)	Year Ended June 30, 2015

Class R
Shares sold	4,750	43,940		$55,287	$529,830

Shares issued in reinvestment of distributions	1,824	1,603		20,624	18,664

Shares redeemed	(4,863)	(1,653)		(56,723)	(19,673)

Net increase	1,711	43,890		$19,188	$528,821

Class K
Shares sold	62	1,562		$707	$18,512

Shares issued in reinvestment of distributions	53	– 0	–(a)	604	– 0	–(b)

Net increase	115	1,562		$1,311	$18,512

Class I
Shares sold	1,705	1,777,272		$20,407	$21,352,083

Shares issued in reinvestment of distributions	36,036	56,898		414,423	669,121

Shares redeemed	(846,688)	(2,712,722)		(10,150,633)	(32,670,849)

Net decrease	(808,947)	(878,552)		$(9,715,803)	$(10,649,645)

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Short Sales Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the

34	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2015.

AB SELECT US LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$75,726,021	$8,417,959

Total taxable distributions paid	$75,726,021	$8,417,959

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,801,113
Undistributed net capital gain	108,526
Accumulated capital and other losses	(63,890	)(a)
Unrealized appreciation/(depreciation)	(46,049,006	)(b)

Total accumulated earnings/(deficit)	$2,796,743

(a)	As of June 30, 2015, the Fund had deferred losses on unsettled short sales of $63,890.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2015, the Fund did not have any capital loss carryforwards.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.77	$ 12.12	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.06)	(.16)	(.10	)(c)	(.04	)(d)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.31	1.47		.96

Net increase (decrease) in net asset value from operations	(.09)	.15	1.37		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.30	$ 11.77	$ 12.12		$ 10.92

Total Return
Total investment return based on net asset value(e)	(.95)%	1.31%	12.55%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215,346	$308,235	$480,571		$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.28%^	2.27%	2.31%		2.34	%^
Expenses, before waivers/reimbursements(f)	2.28%^	2.27%	2.36%		3.41	%^
Net investment loss	(1.02)%^	(1.34)%	(.88	)%(c)	(.94	)%(d)(c)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%		282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%		321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.55	$ 11.99	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.10)	(.25)	(.19)	(.05	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.31	1.47	.93

Net increase (decrease) in net asset value from operations	(.14)	.06	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.03	$ 11.55	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	(1.32)%	.56%	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,257	$232,109	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.05%^	3.04%	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)	3.05%^	3.04%	3.06%	3.53	%^
Net investment loss	(1.77)%^	(2.09)%	(1.64)%	(1.62	)%(d)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%	282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%	321%

See footnote summary on page 43.

38	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.86	$12.17	$10.94	$10.00

Income From Investment Operations
Net investment loss(b)	(.05)	(.13)	(.07)	(.02	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.32	1.47	.96

Net increase (decrease) in net asset value from operations	(.09)	.19	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.39	$ 11.86	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	(.77)%	1.56%	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,032,222	$1,189,226	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%^	2.04%	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)	2.05%^	2.04%	2.06%	2.90	%^
Net investment loss	(.77 )%^	(1.09)%	(.63)%	(.60	)%(d)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%	282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%	321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,		December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.70	$ 12.07	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.07)	(.18)	(.13)	(.05	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.31	1.46	.96

Net increase (decrease) in net asset value from operations	(.11)	.13	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.21	$ 11.70	$ 12.07	$ 10.91

Total Return
Total investment return based on net asset value(e)	(1.04)%	1.15%	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$623	$630	$121	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.54%^	2.57%	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)	2.54%^	2.57%	2.56%	4.30	%^
Net investment loss	(1.25)%^	(1.55)%	(1.12)%	(1.06	)%(d)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%	282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%	321%

See footnote summary on page 43.

40	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.78	$ 12.11	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.06)	(.16)	(.12	)(d)	(.06	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.33	1.48		.98

Net increase (decrease) in net asset value from operations	(.10)	.17	1.36		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.30	$ 11.78	$ 12.11		$ 10.92

Total Return
Total investment return based on net asset value(e)	(.87)%	1.40%	12.46%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$30	$12		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.27%^	2.31%	2.31%		2.28	%^
Expenses, before waivers/reimbursements(f)	2.27%^	2.31%	2.33%		4.59	%^
Net investment loss	(.99 )%^	(1.33)%	(.99	)%(d)	(.95	)%(d)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%		282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%		321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
		2015	2014

Net asset value, beginning of period	$ 11.86	$ 12.16	$ 10.93		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.04)	(.12)	(.08	)(d)	(.04	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.32	1.48		.97

Net increase (decrease) in net asset value from operations	(.08)	.20	1.40		.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.40	$ 11.86	$ 12.16		$ 10.93

Total Return
Total investment return based on net asset value(e)	(.77)%	1.73%	12.81%		9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,124	$23,250	$34,519		$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.95%^	1.97%	2.07%		2.02	%^
Expenses, before waivers/reimbursements(f)	1.95%^	1.97%	2.09%		4.32	%^
Net investment loss	(.70 )%^	(1.03)%	(.71	)%(d)	(.70	)%(d)^
Portfolio turnover rate (excluding securities sold short)	181%	535%	581%		282%
Portfolio turnover rate (including securities sold short)	243%	718%	673%		321%

See footnote summary on page 43.

42	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude non-operating expenses:

	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30,		December 12, 2012(a) to June 30, 2013

			2015	2014

Class A
Net of waivers/reimbursements	2.08	%^	2.09%	2.17%	2.25	%^
Before waivers/reimbursements	2.08	%^	2.09%	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.84	%^	2.85%	2.92%	2.95	%^
Before waivers/reimbursements	2.84	%^	2.85%	2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.84	%^	1.85%	1.92%	1.95	%^
Before waivers/reimbursements	1.84	%^	1.85%	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.32	%^	2.34%	2.44%	2.45	%^
Before waivers/reimbursements	2.32	%^	2.34%	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	2.05	%^	2.07%	2.19%	2.20	%^
Before waivers/reimbursements	2.05	%^	2.07%	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.77	%^	1.78%	1.95%	1.95	%^
Before waivers/reimbursements	1.77	%^	1.78%	1.97%	4.24	%^

^	Annualized.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	43

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Messrs. Kurt A. Feuerman and Anthony Nappo.

44	• AB SELECT US LONG/SHORT PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB SELECT US LONG/SHORT PORTFOLIO •	45

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2015.

Portfolio	Advisory Fee Schedule[5]	Net Assets 3/31/15 ($MIL)
Select US Long/Short Portfolio	1.70% of average daily net assets	$1,914.6

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $70,471 (0.01% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG: however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at that time.

5	The advisory fee of the Portfolio is based in the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

46	• AB SELECT US LONG/SHORT PORTFOLIO

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
Select US Long/Short Portfolio[8]	Advisor Class A Class C Class R Class K Class I	1.95 2.20 2.95 2.45 2.20 1.95	% %[9] % % % %	1.81 2.09 2.81 2.32 2.06 1.77	% % % % % %	June 30 (ratios as of December 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Portfolio’s current fiscal year exposure to ETFs is 1.32% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0018%.

9	Prior to November 1, 2014, the expense cap of the Portfolio’s Class A shares was 2.25%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

AB SELECT US LONG/SHORT PORTFOLIO •	47

than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2015 net assets.11

Portfolio	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Long/Short Portfolio	$1,914.6	Select US Equity Long/Short 1.00% (flat fee plus 20% of high water mark) Minimum account size: $100m	1.840%[12]	1.700%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Select Absolute Alpha Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The fee shown reflects actual 2014 data provided by the Adviser, of which 1.00% is attributable to the base fee and 0.84% in performance incentive fee. During 2014, the institutional mandate underperformed, on a net of fees basis, its benchmark, the S&P 500 Stock Index, by 10.31%.

48	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio	Luxembourg Fund	Fee[13]
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio
	Class A	1.80% plus 20% of the excess return subject to high watermark[14]

	Class I	1.00% plus 20% of the excess return subject to high watermark[13]

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.15 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.17

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

14	During Select Absolute Alpha’s most recent semi-annual period, Class A and Class I shares of the Luxembourg fund paid the Adviser 2.11% and 2.14% in incentive fees, in addition to the 1.80% and 1.00% base fee, respectively for each share class.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

16	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a portfolio had the lowest effective fee rate in the Lipper peer group.

AB SELECT US LONG/SHORT PORTFOLIO •	49

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[18]	Lipper EG Median (%)	Lipper EG Rank
Select US Long/Short Portfolio	1.700	1.533	6/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.19 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Long/Short Portfolio	2.172	1.938	6/9	1.852	27/36

Based on this analysis, the Portfolio has equal rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year Class A share total expense ratio.

50	• AB SELECT US LONG/SHORT PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014 relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $142,804, $1,515,156 and $19,457 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

21	Effective November 1, 2014, ABI implemented a reduction to the Portfolio’s Class A distribution service payment rate from 0.30% to 0.25%.

AB SELECT US LONG/SHORT PORTFOLIO •	51

for each account maintained by an intermediary on an omnibus basis. ABIS received $159,273 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

52	• AB SELECT US LONG/SHORT PORTFOLIO

characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings25 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the period ended February 28, 2015.27

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Long/Short Portfolio
1 year	4.32	3.36	4.90	2/9	33/59

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1529.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

26	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

27	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB SELECT US LONG/SHORT PORTFOLIO •	53

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmark.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 28, 2015 Annualized Performance
		Since	Annualized		Risk Period (Year)
	1 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Select US Long/Short Portfolio	4.32	11.34	4.44	0.93	1
S&P 500 Index	15.51	21.59	8.23	1.72	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted that the Portfolio’s net assets increased substantially during the 12 month period ending March 31, 2015. The Portfolio’s investment advisory fee schedule lack potential for sharing of economies of scale through breakpoints. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

54	• AB SELECT US LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB SELECT US LONG/SHORT PORTFOLIO •	55

AB Family of Funds

NOTES

56	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	57

NOTES

58	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	59

NOTES

60	• AB SELECT US LONG/SHORT PORTFOLIO

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0152-1215

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 23, 2016